Quarterly Report | February 28, 2018

2018 1st Quarter Report Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2018 1st Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors specializes in energy investing across the energy value chain, including infrastructure and MLPs.

Table of contents

Letter to Stockholders		2	TPZ: Fund Focus	16
TYG:	Fund Focus	4	Financial Statements	19
NTG:	Fund Focus	7	Notes to Financial Statements	50
TTP:	Fund Focus	10	Additional Information	65
NDP:	Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,076.7
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,204.7
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$237.4
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$236.7
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$190.4

[1]	As of 3/31/2018
[2]	As of 2/28/2018

(unaudited)

Tortoise Capital Advisors	1

Tortoise Capital Advisors
First quarter 2018 report to closed-end fund stockholders

Dear stockholders,

The first fiscal quarter started with strong positive performance in December and January, only to give it all back in February. The broad energy sector, represented by the S&P Energy Select Sector® Index, returned -2.8% for the fiscal quarter ending February 28, 2018. Despite the recent negative performance in the energy sector, specifically in the midstream segment, we believe there is reason for optimism in 2018. Driving this optimism is our belief that commodity prices will remain stable and drive increased production, balance sheets are stronger and companies are better positioned to self-fund capital projects without relying on the health of capital markets.

Upstream

Crude oil prices were solid at the beginning of the fiscal quarter, with West Texas Intermediate (WTI) breaking through the $60 per barrel threshold on the last day of the calendar year. Oil prices opened the fiscal quarter at $57.40 per barrel, peaked at $66.14 on January 26, 2018 and ended the fiscal quarter at $61.64. Natural gas prices were volatile at the beginning of the calendar year, particularly as the Northeast experienced a “bomb cyclone” that brought exceptionally cold weather in January. The high demand for natural gas in the region drove prices sharply higher, even as liquefied natural gas (LNG) was brought in from Russia to help fill demand. Natural gas prices opened the fiscal year at $3.06 per million British thermal units (MMBtu), peaked at $6.24 on January 2, 2018 and ended the fiscal quarter at $2.66. Partly driven by changes in commodity prices, performance of upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned -4.9% during the period.

U.S. crude oil production is expected to average 10.3 million barrels per day (MMbbl/d)1 in 2018, a record high if achieved. With oil prices above $50, many regions are economical for drilling activity. One basin particularly benefitting is the Bakken. Due partially to its location, predominantly in the Dakotas, drilling became less economical as crude oil prices declined during the energy downturn. With prices trending higher, well design improvements and increased pipeline takeaway capacity leading to increased drilling, the basin volume declines have reversed and returned the Bakken to growth.

Natural gas production is expected to average 79.6 billion cubic feet per day in 2018 and 84.9 bcf/d in 20192, significantly above 2017 levels. The production increases are facilitated by increased pipeline takeaway capacity in the Northeast and are led in large part by associated natural gas production from the Permian basin. We expect demand to emerge in the form of greater natural gas fired power generation, higher industrial activity and exports.

Midstream

Midstream energy companies faced structural headwinds during the last month of the first fiscal quarter and into the second fiscal quarter along with negative sentiment in the overall energy market. Pipeline companies, as measured by the Tortoise North American Pipeline IndexSM, returned -5.2% in the first fiscal quarter. MLPs, as represented by the Tortoise MLP Index® fared a bit better, returning -0.7% for the same period. Specifically, continued simplification transactions, a distribution cut, and modest equity issuance weighed on midstream sector sentiment.

We believe the structural headwinds are transitory and that midstream fundamentals are healthy. Our outlook for the midstream sector remains unchanged and positive as the need to build out new pipeline capacity remains. We project capital investments in MLPs, pipelines and related organic projects at approximately $117 billion for 2018 to 2020. These projects will facilitate the acute need for more takeaway capacity to accommodate the growth in crude oil, natural gas, and natural gas liquids production and export infrastructure. Further, midstream valuations are very attractive, at levels not seen since the financial crisis in 2008-2009.

FERC update

On March 15, 2018, after the close of the first fiscal quarter, the Federal Energy Regulatory Commission (FERC) ruled against an existing policy allowing MLPs to include an income tax allowance (ITA) in cost-of-service rates. Removal of this allowance in cost-of-service calculations may result in a lower tariff rate and ultimately lower cash flow for affected pipelines. This change only affects MLPs with interstate natural gas and crude oil pipelines operating on a cost-of-service basis. Pipelines using negotiated or market-based rates are unaffected. The ruling also does not impact pipelines held by C-corporations or gathering and processing assets. Ultimately, we do not believe the FERC announcement will materially impact the midstream sector. Many MLPs issued press releases confirming this lack of materiality shortly after the announcement.

Downstream

The U.S. exports story continues to build, especially with LNG exports. Dominion Energy’s Cove Point export terminal in Maryland became the second facility to ship LNG cargo from the U.S. following Cheniere Energy’s Sabine Pass facility. The Cove Point facility is particularly important to the northeast given the region’s robust natural gas production. Other export facilities are currently under construction and several more are proposed. With low cost natural gas prices in the U.S. and high international prices, along with increasing global demand, U.S. LNG potential is great. According to the International Energy Agency, the U.S. could lead the world in LNG exports by 2022.

At Tortoise, we actively research the entire energy value chain, including renewable energy. Wind and solar have played an increasing role in electricity generation. Wind is projected to generate 778,000 megawatthours per day (MWh/d) in 20191, an increase of 12% from 2017. Barring any changes in forecasted factors such as precipitation and snowpack, 2019 is expected to be the first year that wind generation exceeds hydropower electricity generation. Solar electricity generation is also expected to increase to 294,000 MWh/d in 20191 from 211,000 in 2017, an increase of nearly 40%. We expect this growth to present further investment opportunities.

(unaudited)

2	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Capital markets

MLPs and other pipeline companies raised more than $42 billion in total capital during the first fiscal quarter, with more than half of the issuance in equity. There were no initial public offerings (IPOs) during the period. We believe the need for alternative forms of capital, like private investment in public equity (PIPEs) and preferred equity will continue into the foreseeable future and expect companies to retain more discretionary cash to fund growth projects.

Merger and acquisition activity among MLPs and other pipeline companies was strong during the first fiscal quarter with more than $21 billion in activity announced. MPLX LP announced the largest transaction of the fiscal quarter with a buyout of the parent company’s incentive distribution rights (IDRs) for more than $10 billion.

Concluding thoughts

Despite the battering the energy sector, particularly the midstream segment, took this quarter, we see the tide turning for the broad energy sector in 2018. Energy production growth is strong, commodity prices are constructive to facilitate new drilling and the U.S. holds an advantageous position globally. Midstream companies remain a critical component for the energy value chain in maintaining a vibrant pipeline network to support the anticipated growth.

If you’d like to hear from Tortoise CEO Kevin Birzer about our views on the midstream energy sector, please watch the featured video on our website at www.totoiseadvisors.com.

Sincerely,

The Tortoise Energy Team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, March 2018
2	PIRA Natural Gas, March 2018

(unaudited)

Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2018 were 9.8% and 9.6%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -0.7% for the same period. Midstream energy companies started the fiscal quarter strong, but faced structural headwinds during the last month of the fiscal quarter and into the second fiscal quarter along with negative sentiment in the overall energy market. We believe the structural headwinds are transitory and that midstream fundamentals are healthy.

First fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 2/28/2018)	9.5%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in February 2004	$31.1175
Market-based total return	9.8%
NAV-based total return	9.6%
Premium (discount) to NAV (as of 2/28/2018)	8.2%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Positive fourth quarter operating results received well by the market
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Expected crude oil production growth from Permian Basin
Enterprise Products Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Delivered steady cash flow and healthy project backlog
Western Gas Partners, LP	Midstream gathering and processing MLP	Positive outlook from parent company’s Permian Basin footprint
Andeavor Logistics LP	Midstream crude oil pipeline MLP	Analyst day highlighted asset footprint

Bottom five contributors	Company type	Performance driver
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Strategic review with lower distribution viewed unfavorably by market
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Concerns about long-term growth tied to project backlog
NuStar Energy L.P.	Midstream crude oil pipeline MLP	Announced distribution cut and roll up of general partner
EQT Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Uncertainty around simplification transaction
Tallgrass Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Uncertainty around simplification transaction

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

4	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Particular emphasis is given to Distributable cash flow (“DCF”) and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders. Over the long term, the fund expects to distribute substantially all of its DCF to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 0.7% as compared to 4th quarter 2017 as the impact of increased distribution rates on the fund’s investments was offset by the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 1.0% during the quarter due to lower asset-based fees. Overall leverage costs increased slightly as compared to 4th quarter 2017. As a result of the changes in income and expenses, DCF decreased approximately 0.9% as compared to 4th quarter 2017. During the quarter, the fund issued 1,861,884 shares in a private placement transaction. This transaction had a one time negative impact to distribution coverage of 3.6%.The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 1st quarter 2017. The fund has paid cumulative distributions to stockholders of $31.1175 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2018 (in thousands):

1st Qtr 2018
Net Investment Loss, before Income Taxes	$(6,982)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	38,007
Dividends paid in stock	910
Net premiums on options written	11
Amortization of debt issuance costs	107
Amortization on certain investments	(164)
Interest rate swap expenses	(167)
DCF	$31,722

Leverage

The fund’s leverage utilization decreased $22.9 million during 1st quarter 2018 and represented 30.2% of total assets at February 28, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 81% of the leverage cost was fixed, the weighted-average maturity was 4.6 years and the weighted-average annual rate on leverage was 3.66%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 1st quarter 2018, the fund’s deferred tax liability decreased by $130.2 million to $211.9 million, primarily as a result of the reduction of the corporate tax rate. The fund had net realized gains of $7.4 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017				2018
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$46,007	$44,556	$45,456	$44,323	$43,107
Dividends paid in stock	—	—	—	—	910
Premiums on options written	—	478	415	27	11
Total from investments	46,007	45,034	45,871	44,350	44,028
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	6,380	6,533	5,950	5,533	5,487
Other operating expenses	437	443	441	443	430
	6,817	6,976	6,391	5,976	5,917
Distributable cash flow before leverage costs and current taxes	39,190	38,058	39,480	38,374	38,111
Leverage costs(2)	6,286	6,319	6,362	6,365	6,389
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$32,904	$31,739	$33,118	$32,009	$31,722
As a percent of average total assets(5)
Total from investments	6.83%	6.49%	7.13%	7.53%	7.78%
Operating expenses before leverage costs and current taxes	1.01%	1.01%	0.99%	1.01%	1.04%
Distributable cash flow before leverage costs and current taxes	5.82%	5.48%	6.14%	6.52%	6.74%
As a percent of average net assets(5)
Total from investments	12.32%	11.88%	13.48%	14.12%	12.90%
Operating expenses before leverage costs and current taxes	1.83%	1.84%	1.88%	1.90%	1.73%
Leverage costs and current taxes	1.68%	1.67%	1.87%	2.03%	1.87%
Distributable cash flow	8.81%	8.37%	9.73%	10.19%	9.30%

Selected Financial Information
Distributions paid on common stock	$32,082	$32,115	$32,253	$32,299	$33,604
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	102.6%	98.8%	102.7%	99.1%	94.4%
Net realized gain, net of income taxes, for the period	71,641	7,226	35,440	4,981	7,427
Total assets, end of period(7)	2,842,641	2,596,302	2,467,104	2,235,315	2,212,708
Average total assets during period(7)(8)	2,733,122	2,751,522	2,552,438	2,363,776	2,296,522
Leverage(9)	701,900	700,700	700,000	690,200	667,300
Leverage as a percent of total assets	24.7%	27.0%	28.4%	30.9%	30.2%
Net unrealized depreciation, end of period	(109,826)	(223,262)	(330,549)	(418,421)	(311,939)
Net assets, end of period	1,556,125	1,400,652	1,296,782	1,181,528	1,315,850
Average net assets during period(10)	1,513,999	1,504,136	1,349,973	1,259,521	1,383,798
Net asset value per common share	31.74	28.53	26.30	23.93	25.59
Market value per share	34.63	31.76	28.47	25.86	27.70
Shares outstanding (000’s)	49,031	49,093	49,311	49,379	51,416

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock, the net premiums on options written, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, amortization on certain investments and current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2018 were 13.1% and 5.4%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -0.7% for the same period. Midstream energy companies started the fiscal quarter strong, but faced structural headwinds during the last month of the fiscal quarter and into the second fiscal quarter along with negative sentiment in the overall energy market. We believe the structural headwinds are transitory and that midstream fundamentals are healthy.

First fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 2/28/2018)	9.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2010	$12.5025
Market-based total return	13.1%
NAV-based total return	5.4%
Premium (discount) to NAV (as of 2/28/2018)	7.0%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Positive fourth quarter operating results received well by the market
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Expected crude oil production growth from Permian Basin
Enterprise Products Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Delivered steady cash flow and healthy project backlog
DCP Midstream LP	Midstream gathering and processing MLP	Improving commodity prices and a positive outlook for natural gas liquids (NGLs) demand
Western Gas Partners, LP	Midstream gathering and processing MLP	Positive outlook from parent company’s Permian Basin footprint

Bottom five contributors	Company type	Performance driver
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Strategic review with lower distribution viewed unfavorably by market
Dominion Energy Midstream Partners LP	Midstream natural gas/natural gas liquids pipeline MLP	Parent company activity and equity offering
NuStar Energy L.P.	Midstream crude oil pipeline MLP	Announced distribution cut and roll up of General Partner
EQT Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Uncertainty around simplification transaction
Enlink Midstream Partners, LP	Midstream gathering and processing company	Unfavorable results from SCOOP/STACK shale plays in central Oklahoma

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Particular emphasis is given to Distributable cash flow (“DCF”) and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders. Over the long term, the fund expects to distribute substantially all of its DCF to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 1.8% as compared to 4th quarter 2017 due primarily to the impact of increased distribution rates on the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, increased approximately 0.5% during the quarter due to higher asset-based fees. Leverage costs decreased slightly as compared to 4th quarter 2017. As a result of the changes in income and expenses, DCF increased approximately 2.3% as compared to 4th quarter 2017. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 1st quarter 2017. The fund has paid cumulative distributions to stockholders of $12.5025 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2018 (in thousands):

1st Qtr 2018
Net Investment Loss, before Income Taxes	$(5,523)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	24,154
Dividends paid in stock	546
Amortization of debt issuance costs	61
DCF	$19,238

Leverage

The fund’s leverage utilization decreased by $3.4 million during 1st quarter 2018 and represented 33.9% of total assets at February 28, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 4.1 years and the weighted-average annual rate on leverage was 3.70%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the quarter, the fund issued $57 million Senior Notes with a weighted-average fixed interest rate of approximately 3.31% and $65 million Mandatory Redeemable Preferred (“MRP”) Shares with a weighted-average fixed interest rate of approximately 3.89%. The notes and preferred shares were issued to replace $57 million of maturing Senior Notes with a fixed interest rate of 3.73% and $65 million of redeemed MRP Shares with a fixed interest rate of 4.33%.

Income taxes

During 1st quarter 2018, the fund’s deferred tax liability decreased by $47.5 million to $74.9 million, primarily as a result of the reduction of the corporate tax rate. The fund had net realized losses of $0.6 million during the quarter. As of February 28, 2018, the fund had net operating losses of $55 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017				2018
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$27,925	$26,705	$27,094	$26,506	$26,429
Dividends paid in stock	—	—	—	—	546
Premiums on options written	—	297	242	32	—
Total from investments	27,925	27,002	27,336	26,538	26,975
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	3,752	3,828	3,490	3,279	3,294
Other operating expenses	324	332	324	312	316
	4,076	4,160	3,814	3,591	3,610
Distributable cash flow before leverage costs and current taxes	23,849	22,842	23,522	22,947	23,365
Leverage costs(2)	4,051	4,124	4,146	4,147	4,127
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,798	$18,718	$19,376	$18,800	$19,238

As a percent of average total assets(5)
Total from investments	7.09%	6.69%	7.30%	7.69%	8.01%
Operating expenses before leverage costs and current taxes	1.04%	1.03%	1.02%	1.04%	1.07%
Distributable cash flow before leverage costs and current taxes	6.05%	5.66%	6.28%	6.65%	6.94%
As a percent of average net assets(5)
Total from investments	11.79%	11.27%	12.67%	13.27%	12.85%
Operating expenses before leverage costs and current taxes	1.72%	1.74%	1.77%	1.80%	1.72%
Leverage costs and current taxes	1.71%	1.72%	1.92%	2.07%	1.97%
Distributable cash flow	8.36%	7.81%	8.98%	9.40%	9.16%

Selected Financial Information
Distributions paid on common stock	$19,892	$19,891	$19,925	$19,962	$19,962
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	99.5%	94.1%	97.2%	94.2%	96.4%
Net realized gain (loss), net of income taxes, for the period	14,896	2,126	13,289	(1,122)	(575)
Total assets, end of period(7)	1,657,717	1,509,815	1,437,520	1,327,977	1,298,112
Average total assets during period(7)(8)	1,596,610	1,601,462	1,486,578	1,384,718	1,365,793
Leverage(9)	439,700	442,700	439,300	443,800	440,400
Leverage as a percent of total assets	26.5%	29.3%	30.6%	33.4%	33.9%
Net unrealized appreciation, end of period	193,975	123,020	69,547	24,370	70,322
Net assets, end of period	981,071	886,964	823,888	754,085	776,371
Average net assets during period(10)	960,910	950,384	855,842	802,165	851,387
Net asset value per common share	20.84	18.81	17.44	15.96	16.40
Market value per common share	20.49	18.99	17.70	15.90	17.54
Shares outstanding (000’s)	47,081	47,161	47,247	47,247	47,330

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)

“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock, the net premiums on options written, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.

(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.
Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2018 were 1.9% and -5.7%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned -5.2% for the same period. Midstream energy companies started the fiscal quarter strong, but faced structural headwinds during the last month of the fiscal quarter and into the second fiscal quarter along with negative sentiment in the overall energy market. We believe the structural headwinds are transitory and that midstream fundamentals are healthy.

First fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 2/28/2018)	9.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in October 2011	$10.5050
Market-based total return	1.9%
NAV-based total return	(5.7)%
Premium (discount) to NAV (as of 2/28/2018)	(2.4)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. The notional amount of the fund’s covered calls averaged approximately 9.4% of total assets, and their out-of-the-money percentage at the time written averaged approximately 5.6% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Announced increased growth projects at expected high returns and fully funded equity needs
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Positive fourth quarter operating results received well by the market
Targa Resources Corp	Midstream gathering and processing company	Announced increased growth projects at expected high returns and fully funded equity needs
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Expected crude oil production growth from Permian Basin
Concho Resources Inc.	Upstream oil and gas producer	Benefitted from rising oil prices due to the extension of the OPEC production cut agreement through the end of 2018
Bottom five contributors	Company type	Performance driver
Enbridge Inc.	Midstream crude oil pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Approved propane dehydrogenation facility that was viewed unfavorably by market
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Strategic review with lower distribution viewed unfavorably by market
Enlink Midstream, LLC	Midstream gathering and processing company	Unfavorable results from SCOOP/STACK shale plays in central Oklahoma

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

10	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 3.4% as compared to 4th quarter 2017, primarily due to higher income on premiums from sales of covered call options. Operating expenses, consisting primarily of fund advisory fees, increased approximately 2.3% during the quarter primarily due to higher asset based fees and other operating expenses. Leverage costs increased 7.1% as compared to 4th quarter 2017 primarily as a result of increased interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 3.0% as compared to 4th quarter 2017. In addition, the fund had net realized gains on investments of $0.5 million during 1st quarter 2018. The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 1st quarter 2017. The fund has paid cumulative distributions to stockholders of $10.505 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2018 (in thousands):

1st Qtr 2018
Net Investment Loss	$(122)
Adjustments to reconcile to DCF:
Net premiums on options written	1,125
Distributions characterized as return of capital	2,105
Dividends paid in stock	397
Amortization of debt issuance costs	14
DCF	$3,519

Leverage

The fund’s leverage utilization increased by $0.5 million during 1st quarter 2018 and represented 28.5% of total assets at February 28, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 63% of the leverage cost was fixed, the weighted-average maturity was 2.1 years and the weighted-average annual rate on leverage was 3.53%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017				2018
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,594	$3,778	$3,780	$3,559	$3,498
Dividends paid in stock	385	238	242	329	397
Net premiums on options written	1,275	1,135	1,126	967	1,125
Total from investments	5,254	5,151	5,148	4,855	5,020
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	824	822	756	729	732
Other operating expenses	150	145	146	132	149
	974	967	902	861	881
Distributable cash flow before leverage costs	4,280	4,184	4,246	3,994	4,139
Leverage costs(2)	551	563	578	579	620
Distributable Cash Flow(3)	$3,729	$3,621	$3,668	$3,415	$3,519

Net realized gain (loss) on investments and foreign currency
translation, for the period	$2,316	$(357)	$292	$354	$532
As a percent of average total assets(4)
Total from investments	6.94%	6.89%	7.35%	7.28%	7.70%
Operating expenses before leverage costs	1.29%	1.29%	1.29%	1.29%	1.35%
Distributable cash flow before leverage costs	5.65%	5.60%	6.06%	5.99%	6.35%
As a percent of average net assets(4)
Total from investments	8.77%	8.88%	9.93%	9.79%	10.24%
Operating expenses before leverage costs	1.63%	1.67%	1.74%	1.74%	1.80%
Leverage costs	0.92%	0.97%	1.11%	1.17%	1.26%
Distributable cash flow	6.22%	6.24%	7.08%	6.88%	7.18%

Selected Financial Information
Distributions paid on common stock	$4,082	$4,081	$4,082	$4,082	$4,082
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	303,685	278,733	274,878	259,175	245,155
Average total assets during period(5)(6)	307,063	296,418	278,007	267,349	264,274
Leverage(7)	66,700	67,400	68,000	69,300	69,800
Leverage as a percent of total assets	22.0%	24.2%	24.7%	26.7%	28.5%
Net unrealized appreciation (depreciation), end of period	8,983	(13,246)	(21,276)	(27,789)	(38,233)
Net assets, end of period	235,779	210,076	199,503	188,517	173,723
Average net assets during period(8)	242,897	230,203	205,675	198,953	198,872
Net asset value per common share	23.54	20.97	19.92	18.82	17.34
Market value per common share	21.45	19.97	18.43	17.01	16.93
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.

(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.
12	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2018 were -1.1% and -8.3%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -4.9% for the same period. Although both negative, liquids producers performed better than natural gas producers. Natural gas producers in the Marcellus retreated the most during the period due to takeaway capacity constraints. The fund’s negative performance was somewhat mitigated by its exposure to midstream companies that it holds to execute its covered call strategy.

First fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 2/28/2018)	14.8%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2012	$9.6250
Market-based total return	(1.1)%
NAV-based total return	(8.3)%
Premium (discount) to NAV (as of 2/28/2018)	3.7%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 67.8% of total assets and their out-of-the-money percentage at the time written averaged approximately 7.1% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Announced disciplined capital spending and growth plan for 2018
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Positive fourth quarter operating results received well by the market
Diamondback Energy, Inc.	Upstream liquids producer	Benefited from rising oil prices due to the extension of the OPEC production cut agreement through the end of 2018
PDC Energy, Inc.	Upstream oil and gas producer	Benefited from rising oil prices due to the extension of the OPEC production cut agreement through the end of 2018
Royal Dutch Shell plc	Upstream oil and gas producer	Analyst day highlighted diversified asset base and growth potential and increased LNG demand

Bottom five contributors	Company type	Performance driver
Range Resources Corporation	Upstream natural gas producer	Declining natural gas prices and continuing operational challenges
Cabot Oil & Gas Corporation	Upstream liquids producer	Declining natural gas prices
Devon Energy Corporation	Upstream oil and gas producer	Weaker than expected results from SCOOP/STACK shale plays in central Oklahoma
EOG Resources, Inc.	Upstream oil and gas producer	Weaker than expected 2018 production forecast and higher capital spending
Newfield Exploration Company	Upstream oil and gas producer	Weaker than expected results from SCOOP/STACK shale plays in central Oklahoma

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 0.3% as compared to 4th quarter 2017, primarily due to lower income on premiums from sales of covered call options. Operating expenses, consisting primarily of fund advisory fees, increased approximately 3.5% during the quarter due to higher asset-based fees and other operating expenses. Total leverage costs increased approximately 15.7% as compared to 4th quarter 2017, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased by approximately 1.6% as compared to 4th quarter 2017. In addition, the fund had net realized gains on investments of $5.9 million during 1st quarter 2018.

The fund maintained its quarterly distribution of $0.4375 per share during 1st quarter 2018, which was equal to the distribution paid in the prior quarter and 1st quarter 2017. The fund has paid cumulative distributions to stockholders of $9.625 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2018 (in thousands):

1st Qtr 2018
Net Investment Loss	$(843)
Adjustments to reconcile to DCF:
Net premiums on options written	5,627
Distributions characterized as return of capital	1,086
Dividends paid in stock	194
DCF	$6,064

Leverage

The fund’s leverage utilization increased $3.5 million as compared to 4th quarter 2017. The fund utilizes all floating rate leverage that had an interest rate of 2.47% and represented 28.8% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017				2018
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,494	$1,516	$1,526	$1,441	$1,453
Dividends paid in stock	299	129	132	135	194
Net premiums on options written	5,749	5,425	5,754	5,720	5,627
Total from investments	7,542	7,070	7,412	7,296	7,274
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	820	791	686	681	693
Other operating expenses	144	140	135	125	141
	964	931	821	806	834
Distributable cash flow before leverage costs	6,578	6,139	6,591	6,490	6,440
Leverage costs(2)	251	285	322	325	376
Distributable Cash Flow(3)	$6,327	$5,854	$6,269	$6,165	$6,064

Net realized gain (loss) on investments and foreign currency
translation, for the period	$5,898	$(6,084)	$(2,332)	$(18,793)	$5,881
As a percent of average total assets(4)
Total from investments	9.86%	9.70%	11.55%	11.60%	11.56%
Operating expenses before leverage costs	1.26%	1.28%	1.28%	1.28%	1.32%
Distributable cash flow before leverage costs	8.60%	8.42%	10.27%	10.32%	10.24%
As a percent of average net assets(4)
Total from investments	12.36%	12.60%	15.93%	15.77%	15.42%
Operating expenses before leverage costs	1.58%	1.66%	1.76%	1.74%	1.77%
Leverage costs	0.41%	0.51%	0.69%	0.70%	0.80%
Distributable cash flow	10.37%	10.43%	13.48%	13.33%	12.85%

Selected Financial Information
Distributions paid on common stock	$6,351	$6,360	$6,369	$6,380	$6,380
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	297,341	264,083	238,932	255,302	236,174
Average total assets during period(5)	310,231	289,030	254,645	252,191	255,282
Leverage(6)	65,100	64,600	64,700	64,500	68,000
Leverage as a percent of total assets	21.9%	24.5%	27.1%	25.3%	28.8%
Net unrealized depreciation, end of period	(16,339)	(40,654)	(63,116)	(19,852)	(41,518)
Net assets, end of period	230,201	198,379	171,942	187,889	166,253
Average net assets during period(7)	247,529	222,615	184,587	185,583	191,359
Net asset value per common share	15.84	13.63	11.79	12.88	11.38
Market value per common share	16.33	14.43	12.61	12.39	11.80
Shares outstanding (000’s)	14,537	14,559	14,584	14,584	14,607
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.
Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 28, 2018 were -2.8% and -1.2%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -1.2% for the same period. Midstream energy companies started the fiscal quarter strong, but faced structural headwinds during the last month of the fiscal quarter and into the second fiscal quarter along with negative sentiment in the overall energy market. We believe the structural headwinds are transitory and that midstream fundamentals are healthy. The fund’s focus on power and utilities did not help performance as those investments retreated due to expected higher interest rates.

First fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 2/28/2018)	7.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$14.1500
Market-based total return	(2.8)%
NAV-based total return	(1.2)%
Premium (discount) to NAV (as of 2/28/2018)	(8.1)%

*

The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Positive fourth quarter operating results received well by the market
ONEOK, Inc.	Midstream natural gas/ natural gas liquids pipeline company	Announced increased growth projects at expected high returns and fully funded equity needs
Kinder Morgan, Inc. (fixed income)	Midstream natural gas/natural gas liquids pipeline company	Reduced leverage to target levels
Targa Resources Corp	Midstream gathering and processing company	Announced increased growth projects at expected high returns and fully funded equity needs
SemGroup Corp	Midstream crude oil pipeline company	Alleviated equity concerns with preferred offering

Bottom five contributors	Company type	Performance driver
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Strategic review with lower distribution viewed unfavorably by market
Tallgrass Energy GP, LP	Midstream natural gas/natural gas liquids pipeline company	Uncertainty around simplification transaction
NuStar Energy L.P.	Midstream crude oil MLP	Announced distribution cut and roll up of General Partner
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Lower 2018 cash flow forecast
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Concerns about long-term growth tied to project backlog

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

16	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 0.4% as compared to 4th quarter 2017 due primarily to the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 1.5% during the quarter primarily due to an increase in allocated director’s fees. Total leverage costs increased approximately 11.5% as compared to 4th quarter 2017, primarily due to an increase in interest rates during the quarter . As a result of the changes in income and expenses, DCF decreased approximately 1.2% as compared to 4th quarter 2017. In addition, the fund had net realized gains on investments of $1.7 million during 1st quarter 2018.

The fund paid monthly distributions of $0.125 per share during 1st quarter 2018, which was unchanged over the prior quarter and 1st quarter 2017. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 2nd quarter 2018. The fund has paid cumulative distributions to stockholders of $14.15 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2018 (in thousands):

1st Qtr 2018
Net Investment Income	$904
Adjustments to reconcile to DCF:
Dividends paid in stock	268
Distributions characterized as return of capital	1,212
Interest rate swap expenses	(10)
DCF	$2,374

Leverage

The fund’s leverage utilization decreased $4.2 million as compared to 4th quarter 2017 and represented 25.0% of total assets at February 28, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 31% of the leverage cost was fixed, the weighted-average maturity was 0.8 years and the weighted-average annual rate on leverage was 2.50%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017				2018
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on corporate bonds	$1,519	$1,508	$1,480	$1,424	$1,340
Distributions and dividends from investments,
net of foreign taxes withheld	1,650	1,657	1,715	1,650	1,697
Dividends paid in stock	264	162	166	218	268
Total from investments	3,433	3,327	3,361	3,292	3,305
Operating Expenses Before Leverage Costs
Advisory fees	518	525	501	487	481
Other operating expenses	133	130	130	115	130
	651	655	631	602	611
Distributable cash flow before leverage costs	2,782	2,672	2,730	2,690	2,694
Leverage costs(2)	241	269	292	287	320
Distributable Cash Flow(3)	$2,541	$2,403	$2,438	$2,403	$2,374

Net realized gain (loss) on investments and foreign currency
translation, for the period	$3,005	$5,008	$815	$(4,503)	$1,733
As a percent of average total assets(4)
Total from investments	6.30%	5.99%	6.31%	6.42%	6.62%
Operating expenses before leverage costs	1.20%	1.18%	1.18%	1.17%	1.22%
Distributable cash flow before leverage costs	5.10%	4.81%	5.13%	5.25%	5.40%
As a percent of average net assets(4)
Total from investments	8.13%	7.84%	8.45%	8.60%	8.78%
Operating expenses before leverage costs	1.54%	1.54%	1.59%	1.57%	1.62%
Leverage costs	0.57%	0.63%	0.73%	0.75%	0.85%
Distributable cash flow	6.02%	5.67%	6.13%	6.28%	6.31%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,607	$2,606	$2,607	$2,607
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	223,313	213,441	213,992	202,291	196,676
Average total assets during period(5)	220,830	220,356	211,408	205,567	202,425
Leverage(6)	51,100	51,300	51,400	53,400	49,200
Leverage as a percent of total assets	22.9%	24.0%	24.0%	26.4%	25.0%
Net unrealized appreciation, end of period	34,896	21,461	17,555	15,138	10,686
Net assets, end of period	171,566	161,413	155,739	148,243	143,808
Average net assets during period(7)	171,188	168,319	157,849	153,560	152,650
Net asset value per common share	24.68	23.22	22.40	21.33	20.69
Market value per common share	22.56	21.84	20.33	19.94	19.02
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

TYG Schedule of Investments (unaudited)
February 28, 2018

	Shares	Fair Value
Master Limited Partnerships — 158.0%(1)
Crude Oil Pipelines — 28.1%(1)
United States — 28.1%(1)
Andeavor Logistics LP	3,076,999	$143,018,914
BP Midstream Partners LP	1,226,047	23,368,456
Enbridge Energy Partners, L.P.	6,422,054	80,339,895
Plains All American Pipeline, L.P.	4,818,784	101,676,342
Shell Midstream Partners, L.P.	891,982	21,452,167
		369,855,774
Natural Gas/Natural Gas Liquids Pipelines — 46.5%(1)
United States — 46.5%(1)
Dominion Energy Midstream
Partners, LP	766,121	19,306,249
Energy Transfer Partners, L.P.	11,396,024	207,521,597
Enterprise Products Partners L.P.	6,519,892	165,735,654
EQT Midstream Partners, LP	1,286,638	79,153,970
Spectra Energy Partners, LP	1,377,045	54,104,098
Tallgrass Energy Partners, LP	2,235,299	85,723,717
		611,545,285
Natural Gas Gathering/Processing — 44.1%(1)
United States — 44.1%(1)
Antero Midstream Partners LP	2,332,649	60,905,465
DCP Midstream, LP	1,027,119	36,811,945
EnLink Midstream Partners, LP	4,587,525	66,977,865
MPLX LP	4,286,324	148,006,768
Noble Midstream Partners LP	272,732	13,145,682
Rice Midstream Partners LP	1,843,425	35,043,509
Western Gas Partners, LP	2,849,396	132,639,384
Williams Partners L.P.	2,379,549	86,234,856
		579,765,474
Refined Product Pipelines — 39.3%(1)
United States — 39.3%(1)
Buckeye Partners, L.P.	2,633,121	117,963,821
Holly Energy Partners, L.P.	1,663,734	48,913,780
Holly Energy Partners, L.P.(2)	1,400,151	39,316,240
Magellan Midstream Partners, L.P.	2,752,756	171,937,140
NuStar Energy L.P.	1,365,641	29,962,163
Phillips 66 Partners LP	1,530,570	75,212,210
Valero Energy Partners LP	888,135	34,219,842
		517,525,196
Total Master Limited Partnerships
(Cost $1,913,141,993)		2,078,691,729

Common Stock — 3.7%(1)
Natural Gas/Natural Gas Liquids Pipelines — 3.7%(1)
United States — 3.7%(1)
ONEOK, Inc.
(Cost $45,401,107)	870,420	49,030,758

Preferred Stock — 3.3%(1)
Crude Oil Pipelines — 0.5%(1)
United States — 0.5%(1)
SemGroup Corporation, 7.000%(2)(3)	6,277	6,089,219
Natural Gas Gathering/Processing — 1.8%(1)
United States — 1.8%(1)
Targa Resources Corp., 9.500%(2)(3)	21,758	24,090,722
Oil and Gas Production — 1.0%(1)
United States — 1.0%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	12,766,000
Total Preferred Stock
(Cost $41,303,105)		42,945,941

Private Investment — 1.6%(1)
Renewables — 1.6%(1)
United States — 1.6%(1)
Tortoise HoldCo II, LLC(2)(3)(4)
(Cost $34,946,949)	N/A	20,905,683

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(5) (Cost $119,719)	119,719	119,719
Total Investments — 166.6%(1)
(Cost $2,034,912,873)		2,191,693,830
Interest Rate Swap Contracts — 0.0%(1)
$15,000,000 notional — net unrealized appreciation(6)		41,058
Other Assets and Liabilities — 0.2%(1)		3,322,640
Deferred Tax Liability — (16.1)%(1)		(211,907,597)
Credit Facility Borrowings — (6.8)%(1)		(89,800,000)
Senior Notes — (31.4)%(1)		(412,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (12.5)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,315,849,931

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $90,401,864, which represents 6.9% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(4)	Deemed to be an affiliate of the fund.
(5)	Rate indicated is the current yield as of February 28, 2018.
(6)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
February 28, 2018

	Shares	Fair Value
Master Limited Partnerships — 157.7%(1)
Crude Oil Pipelines — 27.4%(1)
United States — 27.4%(1)
Andeavor Logistics LP	1,570,298	$72,987,451
BP Midstream Partners LP	713,172	13,593,058
Enbridge Energy Partners, L.P.	3,731,879	46,685,806
Plains All American Pipeline, L.P.	2,991,043	63,111,007
Shell Midstream Partners, L.P.	673,672	16,201,812
		212,579,134
Natural Gas/Natural Gas Liquids Pipelines — 50.7%(1)
United States — 50.7%(1)
Dominion Energy Midstream
Partners, LP	959,719	24,184,919
Energy Transfer Partners, L.P.	7,068,994	128,726,381
Enterprise Products Partners L.P.	4,400,403	111,858,244
EQT Midstream Partners, LP	803,112	49,407,450
Spectra Energy Partners, LP	747,202	29,357,567
Tallgrass Energy Partners, LP	1,308,009	50,162,145
		393,696,706
Natural Gas Gathering/Processing — 48.7%(1)
United States — 48.7%(1)
Antero Midstream Partners LP	986,395	25,754,773
DCP Midstream, LP	1,009,365	36,175,642
EnLink Midstream Partners, LP	3,383,588	49,400,385
MPLX LP	2,433,963	84,044,742
Noble Midstream Partners LP	155,562	7,498,088
Rice Midstream Partners LP	1,133,910	21,555,629
Western Gas Partners, LP	1,773,256	82,545,067
Williams Partners L.P.	1,965,491	71,229,394
		378,203,720
Refined Product Pipelines — 30.9%(1)
United States — 30.9%(1)
Buckeye Partners, L.P.	1,473,394	66,008,051
Holly Energy Partners, L.P.	1,010,104	29,697,058
Holly Energy Partners, L.P.(2)	839,374	23,569,622
Magellan Midstream Partners, L.P.	869,301	54,296,541
NuStar Energy L.P.	793,760	17,415,094
Phillips 66 Partners LP	848,518	41,696,175
Valero Energy Partners LP	187,891	7,239,440
		239,921,981
Total Master Limited Partnerships
(Cost $1,192,112,461)		1,224,401,541

Common Stock — 5.6%(1)
Natural Gas/Natural Gas Liquids Pipelines — 5.6%(1)
United States — 5.6%(1)
ONEOK, Inc.
(Cost $40,369,910)	773,963	43,597,336

Preferred Stock — 3.1%(1)
Crude Oil Pipelines — 0.5%(1)
United States — 0.5%(1)
SemGroup Corporation, 7.000%(2)(3)	3,763	3,650,427
Natural Gas Gathering/Processing — 1.8%(1)
United States — 1.8%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	13,565,563
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	6,483,750
Total Preferred Stock
(Cost $22,615,965)		23,699,740

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(4) (Cost $120,702)	120,702	120,702
Total Investments — 166.4%(1)
(Cost $1,255,219,038)		1,291,819,319
Other Assets and Liabilities — (0.0)%(1)		(136,905)
Deferred Tax Liability — (9.6)%(1)		(74,911,459)
Credit Facility Borrowings — (6.0)%(1)		(46,400,000)
Senior Notes — (36.6)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.2)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$776,370,955

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $40,785,612, which represents 5.3% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of February 28, 2018.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

TTP Schedule of Investments (unaudited)
February 28, 2018

	Shares	Fair Value
Common Stock — 91.1%(1)
Crude Oil Pipelines — 33.7%(1)
Canada — 18.3%(1)
Gibson Energy Inc	188,122	$2,445,351
Enbridge Inc.	421,656	13,417,094
Inter Pipeline Ltd.	502,133	8,730,196
Pembina Pipeline Corporation	226,342	7,277,798
United States — 15.4%(1)
Plains GP Holdings, L.P.	878,270	18,268,016
SemGroup Corporation	382,241	8,485,750
		58,624,205
Natural Gas Gathering/Processing — 17.1%(1)
United States — 17.1%(1)
EnLink Midstream, LLC	530,288	7,795,234
Targa Resources Corp.	280,249	12,513,118
The Williams Companies, Inc.	337,385	9,365,808
		29,674,160
Natural Gas/Natural Gas Liquids Pipelines — 27.4%(1)
Canada — 10.2%(1)
Keyera Corp.	18,864	480,714
TransCanada Corporation	396,968	17,156,957
United States — 17.2%(1)
ONEOK, Inc.	385,387	21,708,850
Tallgrass Energy GP, LP	409,412	8,249,652
		47,596,173
Oil and Gas Production — 12.9%(1)
United States — 12.9%(1)
Anadarko Petroleum Corporation(2)	19,400	1,106,576
Antero Resources Corporation(2)(3)	60,900	1,145,529
Cabot Oil & Gas Corporation(2)	43,300	1,046,128
Carrizo Oil & Gas, Inc.(2)(3)	17,300	243,065
Cimarex Energy Co.(2)	13,800	1,326,042
Concho Resources Inc.(2)(3)	19,500	2,940,600
Continental Resources, Inc.(2)(3)	24,100	1,144,991
Diamondback Energy, Inc.(2)(3)	8,100	1,009,584
EOG Resources, Inc.(2)	22,600	2,292,092
EQT Corporation(2)	33,100	1,665,261
Laredo Petroleum, Inc.(2)(3)	88,800	745,032
Newfield Exploration Company(2)(3)	29,600	690,568
Noble Energy, Inc.(2)	38,600	1,151,438
Parsley Energy, Inc.(2)(3)	36,400	920,192
PDC Energy, Inc.(2)(3)	11,800	619,854
Pioneer Natural Resources Company(2)	7,200	1,225,656
Range Resources Corporation(2)	88,800	1,180,152
RSP Permian, Inc.(2)(3)	26,400	1,011,384
WPX Energy, Inc.(2)(3)	70,200	991,926
		22,456,070
Total Common Stock
(Cost $186,493,437)		158,350,608

Master Limited Partnerships and
Related Companies — 41.7%(1)
Crude Oil Pipelines — 10.4%(1)
United States — 10.4%(1)
Andeavor Logistics LP	22,878	1,063,369
BP Midstream Partners LP	71,626	1,365,192
Enbridge Energy Management, L.L.C.(4)	988,146	11,640,364
Genesis Energy L.P.	46,531	928,759
Shell Midstream Partners, L.P.	132,089	3,176,740
		18,174,424
Natural Gas/Natural Gas Liquids Pipelines — 11.8%(1)
United States — 11.8%(1)
Energy Transfer Equity, L.P.	43,645	676,497
Energy Transfer Partners, L.P.	714,412	13,009,443
Enterprise Products Partners L.P.	154,506	3,927,543
EQT Midstream Partners, LP	3,592	220,980
Tallgrass Energy Partners, LP	68,079	2,610,830
		20,445,293
Natural Gas Gathering/Processing — 9.0%(1)
United States — 9.0%(1)
DCP Midstream, LP	16,386	587,274
EnLink Midstream Partners, LP	92,339	1,348,149
MPLX LP	245,647	8,482,191
Rice Midstream Partners LP	150,313	2,857,450
Western Gas Partners, LP	50,531	2,352,218
		15,627,282
Refined Product Pipelines — 10.5%(1)
United States — 10.5%(1)
Buckeye Partners, L.P.	89,599	4,014,035
Holly Energy Partners, L.P.	76,499	2,249,071
Holly Energy Partners, L.P.(5)	91,977	2,582,714
Magellan Midstream Partners, L.P.	35,211	2,199,279
NuStar Energy L.P.	135,021	2,962,361
Phillips 66 Partners LP	73,200	3,597,048
Valero Energy Partners LP	15,417	594,017
		18,198,525
Total Master Limited Partnerships
and Related Companies (Cost $82,372,132)		72,445,524

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
February 28, 2018

	Shares	Fair Value
Preferred Stock — 7.3%(1)
Crude Oil Pipelines — 1.6%(1)
United States — 1.6%(1)
SemGroup Corporation., 7.000%(5)(6)	2,877	$2,790,932
Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	2,334,003
Oil and Gas Production — 2.6%(1)
United States — 2.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,283,750
Hess Corporation,
8.000%, 02/01/2019	60,000	3,285,600
		4,569,350
Power — 1.7%(1)
United States — 1.7%(1)
Sempra Energy,
6.000%, 01/15/2021	28,811	2,919,419
Total Preferred Stock
(Cost $12,768,033)		12,613,704

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(7) (Cost $126,227)	126,227	126,227
Total Investments — 140.2%(1)
(Cost $281,759,829)		243,536,063
Total Value of Options Written
(Premiums received $486,945) — (0.3)%(1)		(489,835)
Other Assets and Liabilities — 0.3%(1)		477,205
Credit Facility Borrowings — (11.4)%(1)		(19,800,000)
Senior Notes — (19.6)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.2)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$173,723,433

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $7,707,649, which represents 4.4% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of February 28, 2018.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

NDP Schedule of Investments (unaudited)
February 28, 2018

	Shares	Fair Value
Common Stock — 102.7%(1)
Natural Gas Gathering/Processing — 0.7%(1)
United States — 0.7%(1)
Targa Resources Corp.	26,507	$1,183,538
Oil and Gas Production — 98.7%(1)
United Kingdom — 1.2%(1)
BP p.l.c. (ADR)	51,096	1,985,591
United States — 97.5%(1)
Anadarko Petroleum Corporation(2)	134,100	7,649,064
Antero Resources Corporation(2)(3)	302,100	5,682,501
Cabot Oil & Gas Corporation(2)	554,000	13,384,640
Carrizo Oil & Gas, Inc.(2)(3)	180,000	2,529,000
Centennial Resource Development, Inc.(3)	117,239	2,236,920
Cimarex Energy Co.(2)	71,000	6,822,390
Concho Resources Inc.(2)(3)	83,600	12,606,880
Continental Resources, Inc.(2)(3)	206,400	9,806,064
Devon Energy Corporation(2)	221,034	6,779,113
Diamondback Energy, Inc.(2)(3)	98,900	12,326,896
EOG Resources, Inc.(2)	156,900	15,912,798
EQT Corporation(2)	108,100	5,438,511
Laredo Petroleum, Inc.(2)(3)	296,400	2,486,796
Newfield Exploration Company(2)(3)	199,100	4,645,003
Parsley Energy, Inc.(2)(3)	235,500	5,953,440
PDC Energy, Inc.(2)(3)	50,900	2,673,777
Pioneer Natural Resources Company(2)	123,900	21,091,497
Range Resources Corporation(2)	455,700	6,056,253
RSP Permian, Inc.(2)(3)	225,500	8,638,905
SM Energy Company(2)	122,700	2,250,318
WPX Energy, Inc.(2)(3)	508,200	7,180,866
		164,137,223
Oilfield Services — 3.3%(1)
United States — 3.3%(1)
Fairmount Santrol Holdings Inc.(2)(3)	467,000	2,092,160
U.S. Silica Holdings, Inc.(2)	130,600	3,381,234
		5,473,394
Total Common Stock
(Cost $211,676,461)		170,794,155

Master Limited Partnerships
and Related Companies — 36.4%(1)
Crude Oil Pipelines — 9.5%(1)
United States — 9.5%(1)
Andeavor Logistics LP	57,607	2,677,573
BP Midstream Partners LP	70,583	1,345,312
Enbridge Energy Management, L.L.C.(4)	405,562	4,777,526
Plains All American Pipeline, L.P.	168,322	3,551,594
Shell Midstream Partners, L.P.	139,785	3,361,829
		15,713,834
Natural Gas/Natural Gas Liquids Pipelines — 6.3%(1)
United States — 6.3%(1)
Energy Transfer Equity, L.P.	44,365	687,657
Energy Transfer Partners, L.P.	342,200	6,231,462
EQT Midstream Partners, LP	24,303	1,495,121
Spectra Energy Partners, LP	34,627	1,360,495
Tallgrass Energy Partners, LP	20,140	772,369
		10,547,104
Natural Gas Gathering/Processing — 10.2%(1)
United States — 10.2%(1)
Antero Midstream Partners LP	75,672	1,975,796
DCP Midstream, LP	142,153	5,094,764
EnLink Midstream Partners, LP	86,700	1,265,820
MPLX LP	121,726	4,203,199
Noble Midstream Partners LP	25,215	1,215,363
Rice Midstream Partners LP	40,357	767,187
Western Gas Partners, LP	17,480	813,694
Williams Partners L.P.	42,688	1,547,013
		16,882,836
Refined Product Pipelines — 8.9%(1)
United States — 8.9%(1)
Buckeye Partners, L.P.	47,086	2,109,452
Holly Energy Partners, L.P.	80,998	2,381,341
Holly Energy Partners, L.P.(5)	85,924	2,412,746
Magellan Midstream Partners, L.P.	22,216	1,387,611
NuStar Energy L.P.	59,614	1,307,931
Phillips 66 Partners LP	85,677	4,210,168
Valero Energy Partners LP	26,106	1,005,864
		14,815,113
Other — 1.5%(1)
United States — 1.5%(1)
Westlake Chemical Partners LP	110,115	2,483,093
Total Master Limited Partnerships
and Related Companies (Cost $62,302,184)		60,441,980

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited) (continued)
February 28, 2018

	Shares	Fair Value
Preferred Stock — 2.0%(1)
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp., 9.500%(5)(6)	1,997	$2,211,103
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,199,250
Total Preferred Stock
(Cost $3,248,890)		3,410,353
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(7) (Cost $156,060)	156,060	156,060
Total Investments — 141.2%(1)
(Cost $277,383,595)		234,802,548
Total Value of Options Written
(Premiums received $2,126,190) — (0.6)%(1)		(1,062,928)
Other Assets and Liabilities — 0.3%(1)		513,034
Credit Facility Borrowings — (40.9)%(1)		(68,000,000)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$166,252,654

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $4,623,849, which represents 2.8% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of February 28, 2018.

ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

TPZ Schedule of Investments (unaudited)
February 28, 2018

	Principal
	Amount	Fair Value
Corporate Bonds — 71.4%(1)
Crude Oil Pipelines — 11.2%(1)
Canada — 5.7%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$8,500,000	$8,204,540
United States — 5.5%(1)
SemGroup Corp.,
6.375%, 03/15/2025	6,000,000	5,910,000
SemGroup Corp.,
5.625%, 11/15/2023	2,000,000	1,935,000
		16,049,540
Natural Gas/Natural Gas Liquids Pipelines — 29.5%(1)
Canada — 5.1%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	7,315,000
United States — 24.4%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,476,000
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,115,000
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,006,278
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,578,326
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,304,044
Kinder Morgan, Inc.,
4.300%, 03/01/2028	3,000,000	2,989,950
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,060,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,613,850
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,336,570
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,090,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,420,455	1,481,609
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,067,500
		42,434,127
Natural Gas Gathering/Processing — 11.8%(1)
United States — 11.8%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	4,100,000
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	4,240,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,600,000
The Williams Companies, Inc.,
4.550%, 06/24/2024	3,000,000	3,022,500
		16,962,500
Oil and Gas Production — 1.9%(1)
United States — 1.9%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	582,000	593,640
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,123,780
		2,717,420
Power/Utility — 15.5%(1)
United States — 15.5%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,100,000
CMS Energy Corp.,
8.750%, 06/15/2019	1,729,000	1,853,057
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,260,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,232,629
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,176,084
NRG Energy, Inc.,
6.250%, 07/15/2022	2,000,000	2,065,000
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,526,550
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,085,031
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,029,800
		22,328,151
Refining — 1.5%(1)
United States — 1.5%(1)
HollyFrontier Corporation,
5.875%, 04/01/2026	2,000,000	2,158,550
Total Corporate Bonds
(Cost $99,950,265)		102,650,288

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

TPZ Schedule of Investments (unaudited) (continued)
February 28, 2018

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 37.7%(1)
Crude Oil Pipelines — 8.7%(1)
United States — 8.7%(1)
Andeavor Logistics LP	33,993	$1,579,995
BP Midstream Partners LP	56,069	1,068,675
Enbridge Energy Management, L.L.C.(3)	656,634	7,735,152
Shell Midstream Partners, L.P.	89,044	2,141,508
		12,525,330
Natural Gas/Natural Gas Liquids Pipelines — 10.3%(1)
United States — 10.3%(1)
Energy Transfer Equity, L.P.	30,902	478,981
Energy Transfer Partners, L.P.	528,169	9,617,958
Enterprise Products Partners L.P.	119,603	3,040,308
Tallgrass Energy Partners, LP	44,952	1,723,909
		14,861,156
Natural Gas Gathering/Processing — 8.8%(1)
United States — 8.8%(1)
DCP Midstream, LP	20,914	749,558
EnLink Midstream Partners, LP	128,687	1,878,830
MPLX LP	146,476	5,057,816
Rice Midstream Partners LP	102,565	1,949,761
Western Gas Partners, LP	63,378	2,950,246
		12,586,211
Refined Product Pipelines — 9.9%(1)
United States — 9.9%(1)
Buckeye Partners, L.P.	56,618	2,536,486
Holly Energy Partners, L.P.	79,711	2,343,504
Holly Energy Partners, L.P.(2)	67,874	1,905,902
Magellan Midstream Partners, L.P.	36,250	2,264,175
NuStar Energy L.P.	102,338	2,245,296
Phillips 66 Partners LP	53,422	2,625,157
Valero Energy Partners LP	9,774	376,592
		14,297,112
Total Master Limited Partnerships
and Related Companies (Cost $50,207,697)		54,269,809
Common Stock — 19.2%(1)
Crude Oil Pipelines — 4.2%(1)
United States — 4.2%(1)
Plains GP Holdings, L.P.	292,549	6,085,019
Natural Gas/Natural Gas Liquids Pipelines — 8.8%(1)
United States — 8.8%(1)
ONEOK, Inc.	148,091	8,341,966
Tallgrass Energy GP, LP	217,635	4,385,345
		12,727,311
Natural Gas Gathering/Processing — 6.2%(1)
United States — 6.2%(1)
EnLink Midstream LLC	125,234	1,840,940
Targa Resources Corp.	138,091	6,165,763
The Williams Companies, Inc.	30,396	843,793
		8,850,496
Total Common Stock
(Cost $24,049,327)		27,662,826

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

TPZ Schedule of Investments (unaudited) (continued)
February 28, 2018

	Shares	Fair Value
Preferred Stock — 6.2%(1)
Crude Oil Pipelines — 1.4%(1)
United States — 1.4%(1)
SemGroup Corporation,
7.000%(2)(4)	2,120	$2,056,579
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp.,
9.500%(2)(4)	1,685	1,865,652
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	793,000
Power/Utility — 2.9%(1)
United States — 2.9%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,048,904
Sempra Energy,
6.000%, 01/15/2021	21,189	2,147,081
		4,195,985
Total Preferred Stock
(Cost $8,743,815)		8,911,216
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(5) (Cost $278,528)	278,528	278,528
Total Investments — 134.7%(1)
(Cost $183,229,632)		193,772,667
Interest Rate Swap Contracts — 0.1%(1)
$15,000,000 notional — net unrealized appreciation(6)		143,022
Other Assets and Liabilities — (0.6)%(1)		(907,395)
Credit Facility Borrowings — (34.2)%(1)		(49,200,000)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$143,808,294

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $32,884,081 which represents 22.9% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Rate indicated is the current yield as of February 28,2018.
(6)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Schedule of Interest Rate Swap Contracts (unaudited)
February 28, 2018

TYG			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Appreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$1,558
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	39,500
		$15,000,000			$41,058

TPZ
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Appreciation
Wells Fargo Bank, N.A.	08/06/2018	$6,000,000	1.950%	3-month U.S. Dollar LIBOR	$116,813
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.330%	3-month U.S. Dollar LIBOR	1,621
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.180%	3-month U.S. Dollar LIBOR	24,588
		$15,000,000			$143,022

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Schedule of Options Written (unaudited)
February 28, 2018

TYG
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Enterprise Products Partners L.P.
(Premiums received $11,596)	March 2018	$29.00	1,012	$2,934,800	$(5,060)

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	March 2018	$64.00	194	$1,241,600	$(2,328)
Antero Resources Corporation	March 2018	19.00	609	1,157,100	(29,040)
Cabot Oil & Gas Corporation	March 2018	25.50	433	1,104,150	(10,049)
Carrizo Oil & Gas, Inc.	March 2018	20.00	173	346,000	(1,038)
Cimarex Energy Co.	March 2018	115.00	138	1,587,000	(1,380)
Concho Resources Inc.	March 2018	150.00	195	2,925,000	(89,700)
Continental Resources, Inc.	March 2018	51.00	241	1,229,100	(10,845)
Diamondback Energy, Inc.	March 2018	128.00	81	1,036,800	(15,503)
EOG Resources, Inc.	March 2018	110.00	226	2,486,000	(6,554)
EQT Corporation	March 2018	55.00	331	1,820,500	(11,585)
Laredo Petroleum, Inc.	March 2018	8.90	888	790,320	(13,941)
Newfield Exploration Company	March 2018	28.00	296	828,800	(1,480)
Noble Energy, Inc.	March 2018	27.50	386	1,061,500	(100,360)
Parsley Energy, Inc.	March 2018	24.50	364	891,800	(43,160)
PDC Energy, Inc.	March 2018	48.25	118	569,350	(55,078)
Pioneer Natural Resources Company	March 2018	180.00	72	1,296,000	(10,080)
Range Resources Corporation	March 2018	14.40	888	1,278,720	(20,615)
RSP Permian, Inc.	March 2018	38.00	264	1,003,200	(34,731)
WPX Energy, Inc.	March 2018	14.25	702	1,000,350	(32,368)

Total Value of Call Options Written (Premiums received $486,945)				$23,653,290	$(489,835)

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	March 2018	$63.90	925	$5,910,750	$(7,190)
Anadarko Petroleum Corporation	March 2018	65.00	416	2,704,000	(3,328)
Antero Resources Corporation	March 2018	20.00	3,021	6,042,000	(52,868)
Cabot Oil & Gas Corporation	March 2018	26.00	5,540	14,404,000	(110,800)
Carrizo Oil & Gas, Inc.	March 2018	20.00	1,800	3,600,000	(10,800)
Cimarex Energy Co.	March 2018	105.00	710	7,455,000	(24,850)
Concho Resources Inc.	March 2018	160.00	836	13,376,000	(71,060)
Continental Resources, Inc.	March 2018	57.50	460	2,645,000	(3,450)
Continental Resources, Inc.	March 2018	60.00	1,604	9,624,000	(12,030)
Devon Energy Corporation	March 2018	37.00	816	3,019,200	(4,080)
Devon Energy Corporation	March 2018	38.00	1,394	5,297,200	(6,273)
Diamondback Energy, Inc.	March 2018	130.00	989	12,857,000	(131,537)
EOG Resources, Inc.	March 2018	115.00	1,569	18,043,500	(12,552)
Fairmount Santrol Holdings Inc.	March 2018	5.50	4,670	2,568,500	(46,700)
Laredo Petroleum, Inc.	March 2018	9.00	2,964	2,667,600	(59,280)
Newfield Exploration Company	March 2018	28.00	1,991	5,574,800	(9,955)
Parsley Energy, Inc.	March 2018	26.50	2,355	6,240,750	(71,954)
PDC Energy, Inc.	March 2018	55.00	509	2,799,500	(45,810)
Pioneer Natural Resources Company	March 2018	190.00	1,239	23,541,000	(30,975)
Range Resources Corporation	March 2018	15.00	4,557	6,835,500	(54,684)
RSP Permian, Inc.	March 2018	38.50	2,255	8,681,750	(238,707)
SM Energy Company	March 2018	25.00	1,227	3,067,500	(6,135)
US Silica Holdings Inc	March 2018	33.00	1,306	4,309,800	(9,795)
WPX Energy, Inc.	March 2018	16.00	5,082	8,131,200	(38,115)

Total Value of Call Options Written (Premiums received $2,126,190)				$179,395,550	$(1,062,928)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities (unaudited)
February 28, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(1)	$2,170,788,147	$1,291,819,319
Investments in affiliated securities at fair value(2)	20,905,683	—
Receivable for Adviser fee waiver	15,261	—
Receivable for investments sold	4,408,267	4,044,016
Unrealized appreciation of interest rate swap contracts, net	41,058	—
Dividends, distributions and interest receivable from investments	769,978	415,231
Current tax asset	13,021,796	534,721
Prepaid expenses and other assets	720,638	388,734
Total assets	2,210,670,828	1,297,202,021
Liabilities
Call options written, at fair value(3)	5,060	—
Payable to Adviser	3,675,661	2,197,303
Accrued directors’ fees and expenses	60,472	47,215
Payable for investments purchased	7,956,585	515,809
Accrued expenses and other liabilities	5,952,826	3,668,805
Deferred tax liability	211,907,597	74,911,459
Credit facility borrowings	89,800,000	46,400,000
Senior notes, net(4)	411,798,805	283,642,357
Mandatory redeemable preferred stock, net(5)	163,663,891	109,448,118
Total liabilities	894,820,897	520,831,066
Net assets applicable to common stockholders	$1,315,849,931	$776,370,955
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$51,416	$47,330
Additional paid-in capital	879,477,670	545,044,456
Undistributed (accumulated) net investment income (loss), net of income taxes	(244,923,700)	(141,901,125)
Undistributed (accumulated) net realized gain (loss), net of income taxes	993,183,892	302,858,454
Net unrealized appreciation (depreciation), net of income taxes	(311,939,347)	70,321,840
Net assets applicable to common stockholders	$1,315,849,931	$776,370,955
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	51,415,578	47,329,800
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$25.59	$16.40

(1) Investments in unaffiliated securities at cost	$1,999,965,924	$1,255,219,038
(2) Investments in affiliated securities at cost	$34,946,949	$—
(3) Call options written, premiums received	$11,596	$—
(4) Deferred debt issuance and offering costs	$701,195	$357,643
(5) Deferred offering costs	$1,336,109	$551,882

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$243,536,063	$234,802,548	$193,772,667
—	—	—
—	—	—
1,118,844	1,173,223	882,093
—	—	143,022
396,030	197,526	1,877,732
—	—	—
8,377	878	460
245,059,314	236,174,175	196,675,974

489,835	1,062,928	—
485,086	454,785	317,229
30,169	30,051	28,251
—	—	2,998,800
626,044	373,757	323,400
—	—	—
19,800,000	68,000,000	49,200,000
33,931,240	—	—
15,973,507	—	—
71,335,881	69,921,521	52,867,680
$173,723,433	$166,252,654	$143,808,294

$10,016	$14,607	$6,951
218,438,478	259,266,487	128,799,420
—	(3,757,553)	2,953,330
(6,491,827)	(47,753,101)	1,362,993
(38,233,234)	(41,517,786)	10,685,600
$173,723,433	$166,252,654	$143,808,294

100,000,000	100,000,000	100,000,000
10,016,413	14,607,496	6,951,333

$17.34	$11.38	$20.69

$281,759,829	$277,383,595	$183,229,632
$—	$—	$—
$486,945	$2,126,190	$—
$68,760	$—	$—
$26,493	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations (unaudited)
Period from December 1, 2017 through February 28, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$41,664,262	$25,319,899
Dividends and distributions from common stock	670,223	595,952
Dividends and distributions from preferred stock	936,265	508,747
Less return of capital on distributions	(38,006,516)	(24,154,641)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	5,264,234	2,269,957
Interest from corporate bonds	—	—
Dividends from money market mutual funds	687	4,804
Total Investment Income	5,264,921	2,274,761
Operating Expenses
Advisory fees	5,504,676	3,293,946
Administrator fees	121,550	108,646
Professional fees	95,504	58,765
Directors’ fees	49,331	41,373
Stockholder communication expenses	51,888	32,843
Custodian fees and expenses	24,365	15,053
Fund accounting fees	22,340	19,058
Registration fees	15,150	11,432
Stock transfer agent fees	3,533	3,058
Franchise fees	963	—
Other operating expenses	45,784	25,257
Total Operating Expenses	5,935,084	3,609,431
Leverage Expenses
Interest expense	4,421,352	2,985,689
Distributions to mandatory redeemable preferred stockholders	1,730,000	1,123,124
Amortization of debt issuance costs	107,062	60,853
Other leverage expenses	70,625	18,634
Total Leverage Expenses	6,329,039	4,188,300
Total Expenses	12,264,123	7,797,731
Less fees waived by Adviser (Note 4)	(17,215)	—
Net Expenses	12,246,908	7,797,731
Net Investment Income (Loss), before Income Taxes	(6,981,987)	(5,522,970)
Deferred tax benefit	1,215,090	1,010,751
Net Investment Income (Loss)	(5,766,897)	(4,512,219)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments in unaffiliated securities	9,729,958	(747,776)
Net realized gain (loss) on options	—	—
Net realized loss on interest rate swap settlements	(30,635)	—
Net realized gain on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	9,699,323	(747,776)
Deferred tax benefit (expense)	(2,272,552)	173,035
Net realized gain (loss)	7,426,771	(574,741)
Net unrealized depreciation of investments in unaffiliated securities	(19,942,290)	(326,098)
Net unrealized depreciation of investments in affiliated securities	(5,010,913)	—
Net unrealized appreciation (depreciation) of options	6,536	—
Net unrealized appreciation of interest rate swap contracts	198,760	—
Net unrealized depreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized depreciation, before income taxes	(24,747,907)	(326,098)
Deferred tax benefit	131,229,117	46,277,545
Net unrealized appreciation (depreciation)	106,481,210	45,951,447
Net Realized and Unrealized Gain (Loss)	113,907,981	45,376,706
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders
Resulting from Operations	$108,141,084	$40,864,487

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$1,408,355	$1,144,912	$1,078,016
2,035,658	237,207	465,764
170,592	82,023	112,382
(2,104,803)	(1,085,731)	(1,211,777)
(118,131)	(16,087)	(3,565)
1,391,671	362,324	440,820
—	—	1,383,752
1,038	4,432	571
1,392,709	366,756	1,825,143

731,638	692,500	481,330
26,605	25,182	20,266
38,128	37,445	35,854
28,664	28,639	27,009
17,630	12,563	19,581
5,028	4,588	2,618
12,642	12,410	7,055
6,047	6,520	6,012
3,310	3,163	4,274
—	—	—
10,816	10,761	6,913
880,508	833,771	610,912

444,187	375,780	309,959
171,600	—	—
14,058	—	—
4,439	—	—
634,284	375,780	309,959
1,514,792	1,209,551	920,871
—	—	—
1,514,792	1,209,551	920,871
(122,083)	(842,795)	904,272
—	—	—
(122,083)	(842,795)	904,272

527,571	5,881,244	1,733,131
(677,857)	1,100,635	—
—	—	(12,501)

4,808	—	24
(145,478)	6,981,879	1,720,654
—	—	—
(145,478)	6,981,879	1,720,654
(10,407,225)	(22,646,588)	(4,552,652)
—	—	—
(34,211)	980,726	—
—	—	100,238
(3,053)	—	(282)
(10,444,489)	(21,665,862)	(4,452,696)
—	—	—
(10,444,489)	(21,665,862)	(4,452,696)
(10,589,967)	(14,683,983)	(2,732,042)

$(10,712,050)	$(15,526,778)	$(1,827,770)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from December 1, 2017 through February 28, 2018	Year Ended November 30, 2017	Period from December 1, 2017 through February 28, 2018	Year Ended November 30, 2017
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(5,766,897)	$(31,941,053)	$(4,512,219)	$(19,766,804)
Net realized gain (loss)	7,426,771	119,288,455	(574,741)	29,188,785
Net unrealized appreciation (depreciation)	106,481,210	(200,775,043)	45,951,447	(83,536,956)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	108,141,084	(113,427,641)	40,864,487	(74,114,975)
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(33,604,115)	(128,748,918)	(19,961,765)	(79,670,471)
Total distributions to common stockholders	(33,604,115)	(128,748,918)	(19,961,765)	(79,670,471)
Capital Stock Transactions
Proceeds from issuance of common shares
through offerings	56,973,589	4,639,779	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(126,041)	(91,276)	—	—
Issuance of common shares from reinvestment
of distributions to stockholders	2,936,944	6,881,998	1,383,113	3,004,499
Other proceeds	—	180	—	—
Net increase in net assets applicable to common
stockholders from capital stock transactions	59,784,492	11,430,681	1,383,113	3,004,499
Total increase (decrease) in net assets applicable
to common stockholders	134,321,461	(230,745,878)	22,285,835	(150,780,947)
Net Assets
Beginning of period	1,181,528,470	1,412,274,348	754,085,120	904,866,067
End of period	$1,315,849,931	$1,181,528,470	$776,370,955	$754,085,120
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(244,923,700)	$(239,156,803)	$(141,901,125)	$(137,388,906)
Transactions in common shares
Shares outstanding at beginning of period	49,379,408	48,980,215	47,246,780	47,080,789
Shares issued through offerings	1,924,584	155,743	—	—
Shares issued through reinvestment of distributions	111,586	243,450	83,020	165,991
Shares outstanding at end of period	51,415,578	49,379,408	47,329,800	47,246,780

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2017	Year Ended	December 1, 2017	Year Ended	December 1, 2017	Year Ended
through	November 30,	through	November 30,	through	November 30,
February 28, 2018	2017	February 28, 2018	2017	February 28, 2018	2017
(unaudited)		(unaudited)		(unaudited)

$(122,083)	$(458,179)	$(842,795)	$(2,930,061)	$904,272	$4,089,792
(145,478)	4,603,749	6,981,879	(9,166,863)	1,720,654	4,185,820
(10,444,489)	(33,840,728)	(21,665,862)	(21,569,273)	(4,452,696)	(15,678,728)

(10,712,050)	(29,695,158)	(15,526,778)	(33,666,197)	(1,827,770)	(7,403,116)

(868,768)	(539,043)	—	—	(2,606,750)	(7,224,707)
—	(2,497,430)	—	—	—	(2,519,243)
(3,212,920)	(13,290,280)	(6,380,352)	(25,460,285)	—	(683,050)
(4,081,688)	(16,326,753)	(6,380,352)	(25,460,285)	(2,606,750)	(10,427,000)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	271,231	927,023	—	—
—	—	—	—	—	—

—	—	271,231	927,023	—	—

(14,793,738)	(46,021,911)	(21,635,899)	(58,199,459)	(4,434,520)	(17,830,116)

188,517,171	234,539,082	187,888,553	246,088,012	148,242,814	166,072,930
$173,723,433	$188,517,171	$166,252,654	$187,888,553	$143,808,294	$148,242,814

$—	$990,851	$(3,757,553)	$(2,914,758)	$2,953,330	$4,655,808

10,016,413	10,016,413	14,583,662	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—
—	—	23,834	67,591	—	—
10,016,413	10,016,413	14,607,496	14,583,662	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited)
Period from December 1, 2017 through February 28, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$43,220,178	$26,398,634
Purchases of long-term investments	(155,026,456)	(67,355,836)
Proceeds from sales of long-term investments	122,756,233	71,841,664
Sales (purchases) of short-term investments, net	88,409	41,455
Call options written, net	11,596	—
Payments on interest rate swap contracts, net	(30,635)	—
Interest received on securities sold, net	—	—
Interest expense paid	(5,080,062)	(2,582,492)
Distributions to mandatory redeemable preferred stockholders	(3,460,000)	(1,169,250)
Other leverage expenses paid	(1,358)	—
Income taxes paid	(7,000)	—
Operating expenses paid	(5,846,664)	(3,538,216)
Net cash provided by (used in) operating activities	(3,375,759)	23,635,959
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	(22,900,000)	(3,400,000)
Issuance of mandatory redeemable preferred stock	—	65,000,000
Redemption of mandatory redeemable preferred stock	—	(65,000,000)
Issuance of senior notes	—	57,000,000
Maturity of senior notes	—	(57,000,000)
Debt issuance costs	—	(201,973)
Issuance of common stock	56,973,589	—
Common stock issuance costs	(30,648)	—
Distributions paid to common stockholders	(30,667,182)	(20,033,986)
Other proceeds	—	—
Net cash provided by (used in) financing activities	3,375,759	(23,635,959)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$3,627,976	$1,454,134	$3,018,684
(11,841,498)	(120,526,147)	(19,621,551)
13,666,083	121,632,891	24,389,730
161,827	156,870	(152,413)
(544,436)	1,330,880	—
—	—	(12,501)
—	—	77,456
(459,722)	(336,351)	(285,158)
(171,600)	—	—
—	—	—
—	—	—
(856,942)	(815,580)	(607,497)
3,581,688	2,896,697	6,806,750

500,000	3,500,000	(4,200,000)
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
(4,081,688)	(6,396,697)	(2,606,750)
—	—	—
(3,581,688)	(2,896,697)	(6,806,750)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2017 through February 28, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$108,141,084	$40,864,487
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(151,485,840)	(66,348,167)
Proceeds from sales of long-term investments	118,554,184	72,138,627
Sales (purchases) of short-term investments, net	88,409	41,455
Call options written, net	11,596	—
Return of capital on distributions received	38,006,516	24,154,641
Deferred tax benefit	(130,171,655)	(47,461,331)
Net unrealized depreciation	24,747,907	326,098
Amortization of market premium, net	—	—
Net realized (gain) loss	(9,729,958)	747,776
Amortization of debt issuance costs	107,062	60,853
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(51,259)	(30,768)
Increase in current tax asset	(6,999)	—
(Increase) decrease in receivable for investments sold	4,202,049	(296,963)
Increase in prepaid expenses and other assets	162,737	42,440
Increase (decrease) in payable for investments purchased	(3,540,616)	(1,007,669)
Increase (decrease) in payable to Adviser, net of fees waived	6,848	27,871
Increase (decrease) in accrued expenses and other liabilities	(2,417,824)	376,609
Total adjustments	(111,516,843)	(17,228,528)
Net cash provided by (used in) operating activities	$(3,375,759)	$23,635,959
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$2,936,944	$1,383,113

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(10,712,050)	$(15,526,778)	$(1,827,770)

(11,841,498)	(120,526,147)	(22,620,351)
14,784,927	122,806,114	25,271,823
161,827	156,870	(152,413)
(544,436)	1,330,880	—
2,104,803	1,085,731	1,211,777
—	—	—
10,444,489	21,665,862	4,452,696
—	—	131,083
145,478	(6,981,879)	(1,733,155)
14,058	—	—

130,464	1,647	(71,863)
—	—	—
(1,118,844)	(1,173,223)	(882,093)
15,815	11,394	7,944
—	—	2,998,800
57	(5,666)	(8,172)
(3,402)	51,892	28,444
14,293,738	18,423,475	8,634,520
$3,581,688	$2,896,697	$6,806,750

$—	$271,231	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.93	$28.83	$29.28	$49.34	$43.36	$36.06
Income (Loss) from Investment Operations
Net investment loss(2)	(0.11)	(0.65)	(0.78)	(0.62)	(0.66)	(0.73)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	2.43	(1.64)	2.94	(16.85)	9.01	10.27
Total income (loss) from investment
operations	2.32	(2.29)	2.16	(17.47)	8.35	9.54
Distributions to Common Stockholders
Return of capital	(0.66)	(2.62)	(2.62)	(2.59)	(2.38)	(2.29)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	0.01	0.01	(0.00)	0.01	0.05
Net Asset Value, end of period	$25.59	$23.93	$28.83	$29.28	$49.34	$43.36
Per common share market value,
end of period	$27.70	$25.86	$30.63	$26.57	$46.10	$49.76
Total investment return based on
market value(4)(5)	9.78%	(7.49)%	26.21%	(37.86)%	(2.54)%	33.77%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,315,850	$1,181,528	$1,412,274	$1,405,733	$2,369,068	$1,245,761
Average net assets (000’s)	$1,383,798	$1,406,724	$1,345,764	$1,974,038	$1,837,590	$1,167,339
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.61%	1.74%	1.74%	1.76%	1.65%	1.61%
Other operating expenses	0.13	0.12	0.12	0.10	0.13	0.12
Total operating expenses,
before fee waiver	1.74	1.86	1.86	1.86	1.78	1.73
Fee waiver(7)	(0.01)	(0.00)	(0.01)	—	(0.00)	(0.00)
Total operating expenses	1.73	1.86	1.85	1.86	1.78	1.73
Leverage expenses	1.85	1.78	2.29	1.75	1.38	1.59
Income tax expense (benefit)(8)	(38.15)	(5.28)	4.64	(24.50)	7.81	14.05
Total expenses	(34.57)%	(1.64)%	8.78%	(20.89)%	10.97%	17.37%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(1.70)%	(2.27)%	(2.83)%	(1.50)%	(1.33)%	(1.78)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(1.69)%	(2.27)%	(2.82)%	(1.50)%	(1.33)%	(1.78)%
Portfolio turnover rate(4)	5.20%	20.38%	24.23%	12.94%	15.33%	13.40%
Credit facility borrowings,
end of period (000’s)	$89,800	$112,700	$109,300	$66,000	$162,800	$27,600
Senior notes, end of period (000’s)	$412,500	$412,500	$442,500	$545,000	$544,400	$300,000
Preferred stock, end of period (000’s)	$165,000	$165,000	$165,000	$295,000	$224,000	$80,000
Per common share amount of senior
notes outstanding, end of period	$8.02	$8.35	$9.03	$11.35	$11.34	$10.44
Per common share amount of net assets,
excluding senior notes, end of period	$33.61	$32.28	$37.86	$40.63	$60.68	$53.80
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,948	$3,564	$3,858	$3,784	$4,667	$5,047
Asset coverage ratio of senior notes and
credit facility borrowings(9)	395%	356%	386%	378%	467%	505%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$30	$27	$30	$26	$35	$41
Asset coverage ratio of preferred stock(10)	297%	271%	297%	255%	354%	406%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents premium on shelf offerings of less than $0.01 per share, less the underwriting and offering costs of less than $0.01, for the period from December 1, 2017 through February 28, 2018. Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2017, 2014 and 2013.
(8)	For the period from December 1, 2017 through February 28, 2018, TYG accrued $130,171,655 for net deferred income tax benefit. Included in the current period accrual is a deferred tax benefit of $125,430,682 which is the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

NTG Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$15.96	$19.22	$18.65	$29.83	$28.00	$24.50
Income (Loss) from Investment Operations
Net investment loss(2)	(0.10)	(0.42)	(0.46)	(0.32)	(0.54)	(0.42)
Net realized and unrealized gain (loss)
on investments(2)	0.96	(1.15)	2.72	(9.17)	4.06	5.59
Total income (loss) from investment
operations	0.86	(1.57)	2.26	(9.49)	3.52	5.17
Distributions to Common Stockholders
Return of capital	(0.42)	(1.69)	(1.69)	(1.69)	(1.69)	(1.67)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	—	(0.00)	(0.00)	—	0.00
Net Asset Value, end of period	$16.40	$15.96	$19.22	$18.65	$29.83	$28.00
Per common share market value,
end of period	$17.54	$15.90	$18.90	$16.18	$27.97	$27.22
Total investment return based on
market value(4)(5)	13.11%	(7.67)%	27.99%	(37.08)%	9.08%	16.27%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$776,371	$754,085	$904,866	$876,409	$1,401,926	$1,315,866
Average net assets (000’s)	$851,387	$892,196	$862,527	$1,174,085	$1,404,751	$1,274,638
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.57%	1.61%	1.56%	1.56%	1.48%	1.38%
Other operating expenses	0.15	0.14	0.16	0.12	0.10	0.10
Total operating expenses,
before fee waiver	1.72	1.75	1.72	1.68	1.58	1.48
Fee waiver	—	—	(0.01)	(0.09)	(0.16)	(0.23)
Total operating expenses	1.72	1.75	1.71	1.59	1.42	1.25
Leverage expenses	2.00	1.89	1.95	1.42	1.09	1.08
Income tax expense (benefit)(7)	(22.61)	(4.33)	7.25	(21.92)	7.04	11.09
Total expenses	(18.89)%	(0.69)%	10.91%	(18.91)%	9.55%	13.42%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.15)%	(2.22)%	(2.53)%	(1.36)%	(1.97)%	(1.76)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.15)%	(2.22)%	(2.52)%	(1.27)%	(1.81)%	(1.53)%
Portfolio turnover rate(4)	4.88%	20.94%	35.47%	17.54%	18.09%	13.42%
Credit facility borrowings,
end of period (000’s)	$46,400	$49,800	$46,800	$62,800	$68,900	$27,200
Senior notes, end of period (000’s)	$284,000	$284,000	$284,000	$348,000	$348,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$110,000	$110,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.00	$6.01	$6.03	$7.40	$7.40	$5.43
Per common share amount of net assets,
excluding senior notes, end of period	$22.40	$21.97	$25.25	$26.05	$37.23	$33.43
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,683	$3,589	$4,068	$3,353	$4,579	$5,982
Asset coverage ratio of senior notes and
credit facility borrowings(8)	368%	359%	407%	335%	458%	598%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$69	$67	$76	$69	$94	$113
Asset coverage ratio of preferred stock(9)	276%	270%	305%	275%	377%	454%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the years ended November 30, 2016 and 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2017 through February 28, 2018, NTG accrued $47,461,331 for net deferred income tax benefit. Included in the current period accrual is a deferred tax benefit of $46,202,087 which is the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$18.82	$23.42	$19.71	$35.04	$30.33	$25.24
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.01)	(0.05)	0.04	0.22	0.08	0.10
Net realized and unrealized gain (loss)(2)	(1.06)	(2.92)	5.30	(13.60)	6.26	6.62
Total income (loss) from investment
operations	(1.07)	(2.97)	5.34	(13.38)	6.34	6.72
Distributions to Common Stockholders
Net investment income	(0.09)	(0.05)	(0.38)	(0.34)	(0.02)	(0.57)
Net realized gain	—	(0.25)	(1.25)	(1.61)	(1.61)	(1.03)
Return of capital	(0.32)	(1.33)	—	—	—	(0.03)
Total distributions to common
stockholders	(0.41)	(1.63)	(1.63)	(1.95)	(1.63)	(1.63)
Net Asset Value, end of period	$17.34	$18.82	$23.42	$19.71	$35.04	$30.33
Per common share market value,
end of period	$16.93	$17.01	$21.55	$17.47	$32.50	$28.11
Total investment return based on
market value(3)(4)	1.92%	(14.18)%	34.89%	(41.19)%	21.68%	23.44%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$173,723	$188,517	$234,539	$197,443	$350,975	$303,797
Average net assets (000’s)	$198,872	$219,359	$192,888	$292,473	$357,486	$289,876
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.49%	1.43%	1.48%	1.44%	1.37%	1.42%
Other operating expenses	0.30	0.26	0.29	0.22	0.18	0.19
Total operating expenses,
before fee waiver	1.79	1.69	1.77	1.66	1.55	1.61
Fee waiver	—	(0.00)	(0.07)	(0.14)	(0.19)	(0.26)
Total operating expenses	1.79	1.69	1.70	1.52	1.36	1.35
Leverage expenses	1.29	1.06	1.23	0.93	0.75	0.90
Total expenses	3.08%	2.75%	2.93%	2.45%	2.11%	2.25%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income (loss)
to average net assets before fee waiver(5)	(0.25)%	(0.21)%	0.12%	0.60%	0.02%	0.08%
Ratio of net investment income (loss) to
average net assets after fee waiver(5)	(0.25)%	(0.21)%	0.19%	0.74%	0.21%	0.34%
Portfolio turnover rate(3)	4.50%	24.23%	90.22%	18.84%	18.45%	31.43%
Credit facility borrowings,
end of period (000’s)	$19,800	$19,300	$16,600	$16,900	$26,000	$22,200
Senior notes, end of period (000’s)	$34,000	$34,000	$34,000	$54,000	$49,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$3.39	$5.39	$4.89	$4.89
Per common share amount of net assets,
excluding senior notes, end of period	$20.73	$22.21	$26.81	$25.10	$39.93	$35.22
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$4,526	$4,837	$5,951	$4,010	$5,893	$5,492
Asset coverage ratio of senior notes and
credit facility borrowings(6)	453%	484%	595%	401%	589%	549%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$87	$93	$113	$82	$121	$112
Asset coverage ratio of preferred stock(7)	349%	372%	452%	327%	486%	448%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014, and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

NDP Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$12.88	$16.95	$15.53	$22.76	$26.49	$22.73
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.06)	(0.20)	(0.12)	(0.10)	(0.12)	0.01
Net realized and unrealized gain (loss)(2)	(1.00)	(2.12)	3.29	(5.38)	(1.86)	5.50
Total income (loss) from investment
operations	(1.06)	(2.32)	3.17	(5.48)	(1.98)	5.51
Distributions to Common Stockholders
Net investment income(3)	—	—	—	(0.00)	(0.00)	(0.27)
Net realized gain	—	—	—	—	(1.66)	(1.42)
Return of capital	(0.44)	(1.75)	(1.75)	(1.75)	(0.09)	(0.06)
Total distributions to common
stockholders	(0.44)	(1.75)	(1.75)	(1.75)	(1.75)	(1.75)
Net Asset Value, end of period	$11.38	$12.88	$16.95	$15.53	$22.76	$26.49
Per common share market value,
end of period	$11.80	$12.39	$15.85	$13.18	$21.29	$24.08
Total investment return based on
market value(4)(5)	(1.10)%	(11.04)%	36.27%	(31.05)%	(5.16)%	15.83%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$166,253	$187,889	$246,088	$225,410	$330,458	$384,471
Average net assets (000’s)	$191,359	$209,940	$212,528	$288,672	$413,380	$366,900
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.47%	1.43%	1.42%	1.33%	1.25%	1.25%
Other operating expenses	0.30	0.26	0.29	0.21	0.16	0.16
Total operating expenses,
before fee waiver	1.77	1.69	1.71	1.54	1.41	1.41
Fee waiver	—	(0.01)	(0.13)	(0.13)	(0.17)	(0.17)
Total operating expenses	1.77	1.68	1.58	1.41	1.24	1.24
Leverage expenses	0.80	0.56	0.37	0.21	0.14	0.16
Total expenses	2.57%	2.24%	1.95%	1.62%	1.38%	1.40%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(6)	(1.79)%	(1.41)%	(0.98)%	(0.61)%	(0.61)%	(0.13)%
Ratio of net investment income (loss) to
average net assets after fee waiver(6)	(1.79)%	(1.40)%	(0.85)%	(0.48)%	(0.44)%	0.04%
Portfolio turnover rate(4)	47.35%	64.88%	47.03%	15.63%	43.21%	45.56%
Credit facility borrowings,
end of period (000’s)	$68,000	$64,500	$63,800	$61,800	$56,200	$56,300
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(7)	$3,445	$3,913	$4,857	$4,647	$6,880	$7,829
Asset coverage ratio of credit facility
borrowings(7)	344%	391%	486%	465%	688%	783%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

TPZ Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$21.33	$23.89	$21.23	$31.08	$28.12	$26.76
Income (loss) from Investment Operations
Net investment income(2)	0.13	0.59	0.71	0.88	0.81	0.76
Net realized and unrealized gain (loss)(2)	(0.40)	(1.65)	3.49	(7.87)	3.65	2.10
Total income (loss) from investment
operations	(0.27)	(1.06)	4.20	(6.99)	4.46	2.86
Distributions to Common Stockholders
Net investment income	(0.37)	(1.04)	(1.29)	(0.91)	(0.90)	(0.50)
Net realized gain	—	(0.36)	(0.25)	(1.95)	(0.60)	(1.00)
Return of capital	—	(0.10)	—	—	—	—
Total distributions to common
stockholders	(0.37)	(1.50)	(1.54)	(2.86)	(1.50)	(1.50)
Net Asset Value, end of period	$20.69	$21.33	$23.89	$21.23	$31.08	$28.12
Per common share market value,
end of period	$19.02	$19.94	$21.43	$18.53	$26.90	$24.74
Total investment return based on
market value(3)(4)	(2.80)%	(0.27)%	25.57%	(22.54)%	14.94%	3.80%
Total investment return based on
net asset value(3)(5)	(1.16)%	(4.31)%	22.18%	(23.19)%	16.84%	11.36%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$143,808	$148,243	$166,073	$147,563	$216,048	$195,484
Average net assets (000’s)	$152,650	$162,708	$146,274	$187,752	$208,698	$193,670
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.28%	1.25%	1.27%	1.20%	1.12%	1.13%
Other operating expenses	0.34	0.31	0.39	0.31	0.26	0.26
Total operating expenses,
before fee waiver	1.62	1.56	1.66	1.51	1.38	1.39
Fee waiver	—	—	—	(0.01)	(0.07)	(0.12)
Total operating expenses	1.62	1.56	1.66	1.50	1.31	1.27
Leverage expenses	0.82	0.59	0.44	0.26	0.19	0.25
Total expenses	2.44%	2.15%	2.10%	1.76%	1.50%	1.52%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	2.40%	2.51%	3.39%	3.25%	2.62%	2.62%
Ratio of net investment income to average
net assets after fee waiver(6)	2.40%	2.51%	3.39%	3.26%	2.69%	2.74%
Portfolio turnover rate(3)	11.27%	30.86%	40.61%	30.99%	18.39%	12.21%
Credit facility borrowings,
end of period (000’s)	$49,200	$53,400	$50,600	$49,900	$42,400	$37,400
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,923	$3,776	$4,282	$3,957	$6,095	$6,227
Asset coverage ratio of senior notes and
credit facility borrowings(7)	392%	378%	428%	396%	610%	623%

(1)	Information presented relates to a share of common stock outstanding for the entire period
(2)

The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Not annualized for periods less than one full year.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.

(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited)
February 28, 2018

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2018. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,039,375,489	$39,316,240	$—	$2,078,691,729
Common Stock(a)	49,030,758	—	—	49,030,758
Preferred Stock(a)	12,766,000	—	30,179,941	42,945,941
Private Investment(a)	—	—	20,905,683	20,905,683
Short-Term Investment(b)	119,719	—	—	119,719
Total Investments	2,101,291,966	39,316,240	51,085,624	2,191,693,830
Interest Rate Swap Contracts	—	41,058	—	41,058
Total Assets	$2,101,291,966	$39,357,298	$51,085,624	$2,191,734,888
Liabilities
Written Call Options	$5,060	$—	$—	$5,060

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,200,831,919	$23,569,622	$—	$1,224,401,541
Common Stock(a)	43,597,336	—	—	43,597,336
Preferred Stock(a)	6,483,750	—	17,215,990	23,699,740
Short-Term Investment(b)	120,702	—	—	120,702
Total Assets	$1,251,033,707	$23,569,622	$17,215,990	$1,291,819,319

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$158,350,608	$—	$—	$158,350,608
Master Limited Partnerships and Related Companies(a)	69,862,810	2,582,714	—	72,445,524
Preferred Stock(a)	7,488,769		5,124,935	12,613,704
Short-Term Investment(b)	126,227	—	—	126,227
Total Assets	$235,828,414	$2,582,714	$5,124,935	$243,536,063
Liabilities
Written Call Options	$267,718	$222,117	$—	$489,835

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$170,794,155	$—	$—	$170,794,155
Master Limited Partnerships and Related Companies(a)	58,029,234	2,412,746	—	60,441,980
Preferred Stock(a)	1,199,250	—	2,211,103	3,410,353
Short-Term Investment(b)	156,060	—	—	156,060
Total Assets	$230,178,699	$2,412,746	$2,211,103	$234,802,548
Liabilities
Written Call Options	$745,077	$317,851	$—	$1,062,928

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$102,650,288	$—	$102,650,288
Master Limited Partnerships and Related Companies(a)	52,363,907	1,905,902	—	54,269,809
Common Stock(a)	27,662,826	—	—	27,662,826
Preferred Stock(a)	4,988,985	—	3,922,231	8,911,216
Short-Term Investment(b)	278,528	—	—	278,528
Total Investments	85,294,246	104,556,190	3,922,231	193,772,667
Interest Rate Swap Contracts	—	143,022	—	143,022
Total Assets	$85,294,246	$104,699,212	$3,922,231	$193,915,689

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended February 28, 2018, Phillips 66 Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $27,160,073, $25,020,763, $1,728,636, $1,507,572, and $1,333,876, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Funds during the period ended February 28, 2018.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2018:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$23,396,034	$13,174,382	$2,266,699	$2,147,342	$1,811,854
Purchases	6,277,000	3,763,000	2,877,000	—	2,120,000
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gain/loss	506,907	278,608	(18,764)	63,761	(9,623)
Balance — end of year	$30,179,941	$17,215,990	$5,124,935	$2,211,103	$3,922,231

Private Investment	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$25,886,172	$—	$—	$—	$—
Purchases	30,424	—	—	—	—
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gain/loss	(5,010,913)	—	—	—	—
Balance — end of year	$20,905,683	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gain/loss on investments
still held at February 28, 2018	$(4,504,006)	$278,608	$(18,764)	$63,761	$(9,623)

The Funds own units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years.

TYG, NTG, TTP, and TPZ own units of preferred stock of SemGroup Corporation (“SEMG Pfd”) that were issued in a private placement transaction that closed on January 19, 2018. The preferred stock provides the purchaser an option to convert into common stock after 18 months at a price of $33.00 per share. In addition, the issuer can force conversion to common stock after 3 years at a price of $47.85 per share.

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

52	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Notes to Financial Statements (unaudited) (continued)

TYG owns units of Tortoise HoldCo II, LLC, a wholly-owned investment of TYG, which acquired an approximately 40 megawatt commercial and industrial solar portfolio. As of February 28, 2018, TYG has committed a total of $34,946,949 of equity funding to Tortoise HoldCo II, LLC. Fair value of Tortoise HoldCo II, LLC is net of tax credits. TYG has received $8,934,770 in Investment Tax Credits through its investment in Tortoise HoldCo II, LLC.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of February 28, 2018:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$30,179,941	$17,215,990	$5,124,935	$2,211,103	$3,922,231
Private Investment	$20,905,683	$—	$—	$—	$—

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock (TRGP Pfd)	Lattice model	Illiquidity spread	1.25%
Preferred Stock (TRGP Pfd)	Lattice model	Seniority spread	0.25%
Preferred Stock (SEMG Pfd)	Lattice model	Illiquidity spread	0.90%
Preferred Stock (SEMG Pfd)	Lattice model	Seniority spread	0.25%
Private Investment	Discounted cash flows model	Contracted weighted
		average cost of capital	6.50%
		Post-contracted weighted
		average cost of capital	8.50%
	Recent transaction	Purchase price	$9,770,885

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

For the period from December 1, 2017 through February 28, 2018, the Funds estimated the allocation of investment income and return of capital for dividends and distributions received from investments within the Statements of Operations as follows:

	TYG	NTG	TTP	NDP	TPZ
Investment income	12%	9%	40%	25%	27%
Return of capital	88%	91%	60%	75%	73%

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the marginal federal income tax rate for a corporation is 21%.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2018, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

       TYG — November 30, 2014 through 2017

       NTG — November 30, 2012 through 2017

       TTP, NDP and TPZ — November 30, 2014 through 2017

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2017 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	72%	100%	17%	89%	—	13%
Ordinary dividend income	—	—	—	—	—	—	—	56%
Return of capital	—	—	28%	—	81%	—	100%	7%
Long-term capital gain	—	—	—	—	2%	11%	—	24%

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2018.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $126,041 related to the issuance of common stock were recorded to additional paid-in capital during the period ended February 28, 2018. Capitalized costs (excluding underwriter commissions) were reflected during the period ended February 28, 2018 for Series PP Notes ($4,366) that were issued in September 2017.

NTG:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended February 28, 2018 for Series N Notes ($56,187) and Series O Notes ($43,896) that were issued in December 2017 and for MRP E Shares ($67,925) and MRP F Shares ($42,453) that were issued in December 2017.

There were no offering or debt issuance costs recorded during the period ended February 28, 2018, for TTP, NDP or TPZ.

54	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Notes to Financial Statements (unaudited) (continued)

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
On December 22, 2017 The Tax Cuts and Jobs Act was signed into law thus reducing the U.S. corporate tax rate from 35% to 21%. For the fiscal year ending November 30, 2018, TYG and NTG will use an effective tax rate of 24.56% and 24.28% respectively, to calculate the current tax liability (if any). Additionally, an effective rate of 23.43% and 23.14% will be used to calculate the deferred tax liability.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of February 28, 2018 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%.

NDP — 1.10%.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance, as well as agreed to similarly waive fees related to the proceeds received from the issuance of common stock from the private placement transaction in TYG that occurred during the quarter.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of February 28, 2018 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$33,010,978	$33,486,089
Capital loss carryforwards	348,877	—
AMT credit	—	2,782,197
	33,359,855	36,268,286

Deferred tax liabilities:
Basis reduction of investments	208,520,908	102,710,440
Net unrealized gains on investment securities	36,746,544	8,469,305
	245,267,452	111,179,745
Total net deferred tax liability	$211,907,597	$74,911,459

At February 28, 2018, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended February 28, 2018, as follows:

	TYG	NTG
Application of statutory income tax rate	$(4,626,420)	$(1,385,337)
State income taxes, net of federal tax effect	(535,343)	(141,171)
Permanent differences	420,790	267,264
Change in deferred tax liability due to change in overall tax rate	(125,430,682)	(46,202,087)
Total income tax (benefit)	$(130,171,655)	$(47,461,331)

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate. Pursuant to the passing of the Tax Cuts and Jobs Act, TYG and NTG revalued their deferred tax assets and liabilities. As such, TYG and NTG recorded a deferred tax benefit as a result of the reduction in the federal rate from 35% to 21%. For the period ended February 28, 2018, TYG and NTG decreased its overall rate from 37.00% to 23.43% and from 36.76% to 23.14% respectively.

For the year ended February 28, 2018, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Deferred tax benefit
Federal	$(116,671,138)	$(43,072,081)
State (net of federal tax effect)	(13,500,517)	(4,389,250)
Total deferred tax (benefit)	(130,171,655)	(47,461,331)
Total income tax (benefit), net	$(130,171,655)	$(47,461,331)

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2017, TYG and NTG had net operating losses for federal income tax purposes of approximately $2,509,000 (from TYN) and $54,619,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2036 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

56	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Notes to Financial Statements (unaudited) (continued)

The amount of deferred tax asset for net operating losses and capital loss carryforward at February 28, 2018 includes amounts for the period from December 1, 2017 through February 28, 2018. As of November 30, 2017, NTG had $2,782,197 of AMT credits available, which may be utilized against future tax liabilities. AMT credit carryovers may be eligible for a partial refund in 2018, 2019, or 2020 and any remaining unused credit will be fully refundable in 2021.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$(32,347,366)		$(40,077,121)		$19,452,478
Capital loss carryforwards	—		(31,731,168)		—
Qualified late year ordinary losses	—		(2,368,975)	(1)	—
Other temporary differences	(796,877)	(2)	(3,324,398)	(2)	(16,035)
Accumulated earnings (deficit)	$(33,144,243)		$(77,501,662)		$19,436,443

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2017, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2017, NDP had a long-term capital loss carryforward of approximately $31,731,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of February 28, 2018, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,298,607,627	$914,234,298	$281,392,406	$288,790,311	$175,643,568
Gross unrealized appreciation of investments	$929,315,981	$402,286,643	$9,808,058	$15,638,200	$23,367,976
Gross unrealized depreciation of investments	(36,182,184)	(24,701,622)	(47,667,291)	(68,562,701)	(5,095,855)
Net unrealized appreciation (depreciation)
of investments	$893,133,797	$377,585,021	$(37,859,233)	$(52,924,501)	$18,272,121

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Holly Energy Partners, L.P. was $30.97 on February 6, 2018, the date of the purchase agreement and the date an enforceable right to acquire the restricted Holly Energy Partners, L.P. units was obtained by each fund. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2018.

TYG:

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Holly Energy Partners, L.P.	Master Limited Partnership	1,400,151	02/06/18	$41,626,489	$39,316,240	3.0%
SemGroup Corporation,
7.000%	Preferred Stock	6,277	01/19/18	6,277,000	6,089,219	0.5
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	24,090,722	1.8
Tortoise HoldCo II, LLC	Private Investment	N/A	08/18/17-02/28/18	34,946,949	20,905,683	1.6
				$102,115,831	$90,401,864	6.9%

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

NTG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Holly Energy Partners, L.P.	Master Limited Partnership	839,374	02/06/18	$24,954,589	$23,569,622	3.0%
SemGroup Corporation,
7.000%	Preferred Stock	3,763	01/19/18	3,763,000	3,650,427	0.5
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,848,405	13,565,563	1.8
				$39,565,994	$40,785,612	5.3%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Holly Energy Partners, L.P.	Master Limited Partnership	91,977	02/06/18	$2,734,476	$2,582,714	1.5%
SemGroup Corporation,
7.000%	Preferred Stock	2,877	01/19/18	2,877,000	2,790,932	1.6
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,334,003	1.3
				$7,477,982	$7,707,649	4.4%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Holly Energy Partners, L.P.	Master Limited Partnership	85,924	02/06/18	$2,554,521	$2,412,746	1.5%
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,211,103	1.3
				$4,322,744	$4,623,849	2.8%

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Blue Racer Midstream, LLC,
6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,100,000	2.9%
DCP Midstream LLC,
9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,240,000	3.0
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,232,629	2.3
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,176,084	1.5
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,578,326	1.1
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,060,000	1.4
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/23/17	1,011,875	1,029,800	0.7
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,090,000	2.9
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,420,455	09/17/12	1,616,250	1,481,609	1.0
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,067,500	2.1
Holly Energy Partners, L.P.	Master Limited Partnership	67,874	02/06/18	2,017,894	1,905,902	1.3
SemGroup Corporation,
7.000%	Preferred Stock	2,120	01/19/18	2,120,000	2,056,579	1.4
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,865,652	1.3
				$31,781,084	$32,884,081	22.9%

* Security is eligible for resale under Rule 144A under the 1933 Act.

58	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Notes to Financial Statements (unaudited) (continued)

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended February 28, 2018 is as follows:

TYG:
						2/28/18		Net Change
	11/30/17	Gross	Gross	Realized	Distributions	Share	2/28/18	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
Tortoise HoldCo II, LLC	N/A	$30,424	—	—	—	N/A	$20,905,683	$5,010,913

8. Investment Transactions

For the period ended February 28, 2018, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$151,485,840	$66,348,167	$11,841,498	$120,526,147	$22,620,351
Sales	$118,554,184	$72,138,627	$14,784,927	$122,806,114	$25,271,823

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2018, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of February 28, 2018 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series I	May 12, 2018	4.35%		Quarterly	$10,000,000	$10,051,640
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	12,678,693
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,137,774
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,247,978
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,066,339
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,373,419
Series LL	June 14, 2020	2.77	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,329,882
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,324,055
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	25,156,773
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,469,328
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	9,809,932
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,105,050
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,120,336
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,540,482
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,261,250
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	19,571,845
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	25,465,003
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,199,939
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	9,761,273
Series MM	June 14, 2025	2.82	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	28,739,413

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

TYG: (continued)
				Notional	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series KK	December 18, 2025	3.53%	Semi-Annual	$10,000,000	$9,765,858
Series OO	April 9, 2026	3.27%	Semi-Annual	30,000,000	28,890,025
Series PP	September 25, 2027	3.33%	Semi-Annual	25,000,000	23,987,499
				$412,500,000	$411,053,786

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from December 14, 2017 through March 13, 2018. The weighted-average interest rate for the period from December 1, 2017 through February 28, 2018 was 2.74%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from December 14, 2017 through March 13, 2018. The weighted-average interest rate for the period from December 1, 2017 through February 28, 2018 was 2.79%.

NTG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series I	April 17, 2018	2.77%		Semi-Annual	$10,000,000	$10,101,775
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,051,640
Series K	September 9, 2019	2.84	%(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	115,136,578
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,505,237
Series L	April 17, 2021	3.18	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	9,949,564
Series N	December 13, 2024	3.18%		Semi-Annual	32,000,000	30,752,822
Series O	December 13, 2027	3.47%		Semi-Annual	25,000,000	24,063,492
					$284,000,000	$285,561,108

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from December 11, 2017 through March 8, 2018. The weighted-average rate for the period from December 1, 2017 through February 28, 2018 was 2.81%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from January 17, 2018 through April 16, 2018. The weighted-average rate for the period from December 1, 2017 through February 28, 2018 was 2.98%.

On December 13, 2017, NTG issued $32,000,000 Series N Senior Notes which carry a fixed interest rate of 3.18% and mature on December 13, 2024 and $25,000,000 Series O Senior Notes which carry a fixed interest rate of 3.47% and mature on December 13, 2027.

NTG’s Series C Notes, with a notional amount of $57,000,000 and a fixed interest rate of 3.73%, were paid in full upon maturity on December 15, 2017.

TTP:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,058,637
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	5,950,165
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,357,260
Series G	December 12, 2022	2.60	%(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$34,366,062

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from December 12, 2017 to March 11, 2018. The weighted-average interest rate for the period from December 1, 2017 through February 28, 2018 was 2.57%.

60	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Notes to Financial Statements (unaudited) (continued)

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at February 28, 2018. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2018, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of February 28, 2018 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at February 28, 2018. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$84,669,178
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	79,783,391
			16,500,000	$165,000,000	$164,452,569

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at February 28, 2018. NTG issued 1,600,000 shares of MRP E Stock (aggregate liquidation preference $40,000,000) and 1,000,000 shares of MRP F Stock (aggregate liquidation preference $25,000,000) on December 13, 2017. On December 15, 2017, NTG redeemed 2,600,000 shares (aggregate liquidation preference $65,000,000) of MRP B Stock. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series C	December 8, 2020	3.73%	200,000	$5,000,000	$4,964,542
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	39,825,588
Series E	December 13, 2024	3.78%	1,600,000	40,000,000	38,324,919
Series F	December 13, 2027	4.07%	1,000,000	25,000,000	23,977,432
			4,400,000	$110,000,000	$107,092,481

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at February 28, 2018. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$ 16,000,000	$ 16,201,539

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2017 through February 28, 2018, as well as the principal balance and interest rate in effect at February 28, 2018 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$130,000,000	$90,000,000	$97,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2019	June 22, 2018	June 12, 2019	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)
For the year ended February 28, 2018:
Average principal balance	$49,400,000	$61,700,000	$49,900,000	$20,900,000	$64,000,000	$52,800,000
Average interest rate	2.74%	2.75%	2.75%	2.67%	2.35%	2.35%
As of February 28, 2018:
Principal balance outstanding	$26,800,000	$63,000,000	$46,400,000	$19,800,000	$68,000,000	$49,200,000
Interest rate	2.87%	2.87%	2.87%	2.80%	2.47%	2.47%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $48,500,000 and 0.15% when the outstanding balance is at least $48,500,000, but below $67,900,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $67,900,000.
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2018, each Fund was in compliance with credit facility terms.

62	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2017 through February 28, 2018 was $15,000,000 and $15,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at February 28, 2018:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$41,058	$—	$41,058	$—	$—	$41,058
TPZ: Interest Rate Swap Contracts	$143,022	$—	$143,022	$—	$—	$143,022

Written Call Options
Transactions in written option contracts for TYG, TTP and NDP for the period from December 1, 2017 through February 28, 2018, are as follows:

	TYG
	Number of
	Contracts	Premium
Options outstanding at November 30, 2017	—	$—
Options written	1,012	11,596
Options closed*	—	—
Options exercised	—	—
Options expired	—	—
Options outstanding at February 28, 2018	1,012	$11,596

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	7,113	$353,524	50,578	$1,895,945
Options written	20,920	1,294,849	147,206	6,121,474
Options closed*	(20,363)	(1,083,671)	(118,940)	(4,661,287)
Options exercised	(740)	(46,658)	(25,602)	(1,010,967)
Options expired	(331)	(31,099)	(5,007)	(218,975)
Options outstanding at February 28, 2018	6,599	$486,945	48,235	$2,126,190
*

The aggregate cost of closing written option contracts was $0 for TYG, $1,792,627 for TTP and $3,779,627 for NDP, resulting in net realized gain (loss) of $0, $(708,956) and $881,660 for TYG, TTP and NDP, respectively.

Tortoise Capital Advisors	63

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at February 28, 2018:

	Assets/(Liabilities)
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$41,058
TYG: Written equity call options	Options written, at fair value	$(5,060)
TTP: Written equity call options	Options written, at fair value	$(489,835)
NDP: Written equity call options	Options written, at fair value	$(1,062,928)
TPZ: Interest rate swap contracts	Interest rate swap contracts	$143,022

The following table presents the effect of derivatives on the Statements of Operations for the period ended February 28, 2018:

			Net Unrealized
			Appreciation
Derivatives not accounted for as	Location of Gains	Net Realized Gain	(Depreciation)
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(30,635)	$198,760
TYG: Written equity call options	Options	$—	$6,536
TTP: Written equity call options	Options	$(677,857)	$(34,211)
NDP: Written equity call options	Options	$1,100,635	$980,726
TPZ: Interest rate swap contracts	Interest rate swaps	$(12,501)	$100,238

13. Subsequent Events TYG:

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On March 29, 2018, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $10,348.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

64	Tortoise Capital Advisors

2018 1st Quarter Report | February 28, 2018

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2017 through February 28, 2018, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$46,850	$40,000	$30,000	$30,000	$28,750

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2017 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	65

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com